N-CSRS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

THE INTEGRITY FUNDS
(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant’s telephone number, including area code: 701-852-5292

Date of fiscal year end: July 31st

Date of reporting period: January 31, 2019

Item 1. Report to Shareholders

THE INTEGRITY FUNDS

Integrity Dividend Harvest Fund
Integrity Energized Dividend Fund
Integrity Growth & Income Fund
Integrity High Income Fund
Williston Basin/Mid-North America Stock Fund

Semi-Annual Report | January 31, 2019

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702

Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Integrity Viking Funds’ (the “Funds”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be available on the Funds’ website (https://www.integrityvikingfunds.com/Documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you hold Fund shares through a financial intermediary and you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by notifying your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your shareholder reports, or if you are a direct investor, by calling the Funds at 800-601-5593. Your election to receive reports in paper will apply to all Funds you hold directly or through your financial intermediary, as applicable.

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Dividend Harvest Fund (the “Dividend Harvest Fund” or “Fund”) for the six months ended January 31, 2019. The Fund’s portfolio and related financial statements are presented within for your review.

The third quarter of 2018 saw the S&P 500 Index (“S&P”) return 7.71%. Headlines continued to focus on the risks of trade wars as the U.S. implemented tariffs affecting multiple industries. However, the market shrugged off these concerns as it ticked higher over the quarter. The companies comprising the S&P reported second quarter earnings that grew approximately 25.0% on revenue growth of 9.5%, year-over-year. Of these companies, 80% beat analyst expectations. The U.S. Bureau of Labor Statistics reported that the unemployment rate fell to 3.7% in September, its lowest level since 1969. As expected, the U.S. Federal Reserve (“Fed”) voted to increase the target range for the federal funds rate by 0.25% at its two-day September meeting of the Federal Open Market Committee. The Fed noted that the labor market had continued to strengthen and that economic activity had been rising at a strong rate.

All eleven sectors had positive returns in the third quarter of 2018. There was also a change in S&P sectors over the period as the Telecommunications sector became Communication Services. Along with telecommunication names like AT&T and Verizon, the sector includes names like Facebook, Netflix, and Alphabet (Google). Healthcare was the best performing sector returning 14.47% as Pharmaceuticals and Life Sciences Tools were some of the market’s best performing industries. The Materials sector was the worst performing sector with a return of 0.35%.

The S&P returned -13.52% over the fourth quarter of 2018 as volatility (as measured by the VIX volatility index) jumped higher at the beginning of October and remained at elevated levels throughout the quarter. The VIX spent most of the period between 20 and 30 as fears of trade tensions, slowing global growth, and rising yields caused fear among market participants. The companies comprising the S&P reported third quarter earnings that grew approximately 28.4% on revenue growth of 8.6%, year-over-year. For fourth quarter earnings, ten of the eleven sectors are expected to report year-over-year growth in earnings. Four sectors are projected to report double-digit earnings growth for the coming quarter, led by the Communication Services, Energy, Real Estate, and Materials sectors. The U.S. Bureau of Labor Statistics reported that the unemployment rate rose from 3.7% to 3.9% by the end of the quarter, still near record lows. Once again, the Fed voted to increase the target range for the federal funds rate by 0.25% at its December meeting. The Fed maintained its view that the labor market had continued to strengthen and that economic activity was still rising at a strong rate.

After an impressive third quarter where all eleven sectors had positive returns, the fourth quarter disappointed with only one sector ending positively. The Utilities sector was the lone winner, albeit modestly, with a return of 1.36% as investors sought safety amid market volatility. Energy was by far the worst performer with a return of -23.78%. Oil prices dropped dramatically over the quarter as fears of oversupply spread.

In January 2019, the S&P returned 8.01%, marking the best January performance since 1987. This performance followed the Fed signaling that it would be patient with rate increases and that its next policy move would depend on economic data, implying that it may be near the end of its rate-hike campaign. They also surprised investors by indicating that the unwinding of their near-$4 trillion balance sheet could end sooner than expected. The Fed cited market turbulence as a key consideration for its dovish tone.

The Fund’s total returns for Class A, C, and I shares were 0.72%*, 0.34%*, and 0.85%*, respectively, for the six months ended January 31, 2019 while the S&P returned -3.00%. The Fund is in the Morningstar Large Value category which returned -4.16% over the same time period. The Fund outperformed the S&P, primarily driven by stock selection in Energy, an overweight allocation to Utilities, and stock selection in Consumer Discretionary. Detracting from relative performance was an overweight allocation to Energy.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Portfolio Management Team (the “Team”) considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. The Team emphasizes dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.53%, 2.28%, and 1.28% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended January 31, 2019

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-1.75%	9.74%	9.26%	N/A	10.12%
Class A With sales charge (5.00%)	-6.65%	7.88%	8.15%	N/A	9.28%
Class C Without CDSC	-2.46%	8.95%	N/A	N/A	7.95%
Class C With CDSC (1.00%)	-3.35%	8.95%	N/A	N/A	7.95%
Class I Without sales charge	-1.49%	N/A	N/A	N/A	6.17%
*May 1, 2012 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.53%, 2.28%, and 1.28% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY ENERGIZED DIVIDEND FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Energized Dividend Fund (the “Energized Dividend Fund” or “Fund”) for the six months ended January 31, 2019. The Fund’s portfolio and related financial statements are presented within for your review.

The third quarter of 2018 saw the S&P 500 Index (“S&P”) return 7.71%. Headlines continued to focus on the risks of trade wars as the U.S. implemented tariffs affecting multiple industries. However, the market shrugged off these concerns as it ticked higher over the quarter. The companies comprising the S&P reported second quarter earnings that grew approximately 25.0% on revenue growth of 9.5%, year-over-year. Of these companies, 80% beat analyst expectations. The U.S. Bureau of Labor Statistics reported that the unemployment rate fell to 3.7% in September, its lowest level since 1969. As expected, the U.S. Federal Reserve (“Fed”) voted to increase the target range for the federal funds rate by 0.25% at its two-day September meeting of the Federal Open Market Committee. The Fed noted that the labor market had continued to strengthen and that economic activity had been rising at a strong rate.

All eleven sectors had positive returns in the third quarter of 2018. There was also a change in S&P sectors over the period as the Telecommunications sector became Communication Services. Along with telecommunication names like AT&T and Verizon, the sector includes names like Facebook, Netflix, and Alphabet (Google). Healthcare was the best performing sector returning 14.47% as Pharmaceuticals and Life Sciences Tools were some of the market’s best performing industries. The Materials sector was the worst performing sector with a return of 0.35%.

The S&P returned -13.52% over the fourth quarter of 2018 as volatility (as measured by the VIX volatility index) jumped higher at the beginning of October and remained at elevated levels throughout the quarter. The VIX spent most of the period between 20 and 30 as fears of trade tensions, slowing global growth, and rising yields caused fear among market participants. The companies comprising the S&P reported third quarter earnings that grew approximately 28.4% on revenue growth of 8.6%, year-over-year. For fourth quarter earnings, ten of the eleven sectors are expected to report year-over-year growth in earnings. Four sectors are projected to report double-digit earnings growth for the coming quarter, led by the Communication Services, Energy, Real Estate, and Materials sectors. The U.S. Bureau of Labor Statistics reported that the unemployment rate rose from 3.7% to 3.9% by the end of the quarter, still near record lows. Once again, the Fed voted to increase the target range for the federal funds rate by 0.25% at its December meeting. The Fed maintained its view that the labor market had continued to strengthen and that economic activity was still rising at a strong rate.

After an impressive third quarter where all eleven sectors had positive returns, the fourth quarter disappointed with only one sector ending positively. The Utilities sector was the lone winner, albeit modestly, with a return of 1.36% as investors sought safety amid market volatility. Energy was by far the worst performer with a return of -23.78%. Oil prices dropped dramatically over the quarter as fears of oversupply spread.

In January 2019, the S&P returned 8.01%, marking the best January performance since 1987. This performance followed the Fed signaling that it would be patient with rate increases and that its next policy move would depend on economic data, implying that it may be near the end of its rate-hike campaign. They also surprised investors by indicating that the unwinding of their near-$4 trillion balance sheet could end sooner than expected. The Fed cited market turbulence as a key consideration for its dovish tone.

Over the third quarter, oil prices modestly increased as the November deadline for sanctions on Iran began to impact Iranian oil exports. Additionally, OPEC had an unofficial meeting where the cartel decided not to increase production, despite President Trump’s demands. Over the third quarter, every major U.S. shale oil basin saw production increase by 5% or more as completion activity accelerated. The increase in shale production over the third quarter likely put the oil market into a more balanced scenario.

For the third quarter, Class A shares of the Fund returned -0.01% compared to a gain of 0.69% for the S&P 1500 Energy Composite and a gain of 0.35% for the Morningstar Equity Energy category. WTI crude oil increased 4.40% to end the quarter at $73.25 and Brent crude oil increased 5.89% to end the quarter at $82.73. The Brent-WTI differential increased to $9.48 at the end of the third quarter.

Over the fourth quarter, oil prices collapsed as oil production from Saudi Arabia, Russia, and the United States rose rapidly. In September, the crude market was undersupplied and prices were on the rise. U.S. sanctions on Iran were beginning to effect supply as Iranian crude oil exports began to fall. However, Saudi Arabia and Russia began to increase production to offset lost barrels from Iran. Additionally, U.S. shale production surged in the fourth quarter. The result was an estimated one and a half million barrels of oil per day being added to global supply from September to December. This swung the market from being undersupplied to being heavily oversupplied. Energy equities followed crude oil down over the quarter, with many energy sub-industries trading down over 30%. The U.S. hit a major milestone in November, becoming the world’s top crude oil producer. While excess supply has put downward pressure on crude prices, capital discipline amongst producers will likely cool shale production growth in 2019. Investor demands for capital discipline will likely lead to reduced capital expenditures at the producer level. Additionally, 2019 budgets are likely to be set conservatively based on $45-50 crude, which will further pressure production growth. 2019 will also bring lower production from OPEC as the cartel agreed in December to cut oil production beginning in January. We feel lower OPEC production and slower growth from U.S. shale will put a floor on crude prices. However, it will likely take strong global demand, supply disruptions, or a trade deal between U.S. and China to offer the commodity significant upside in the near future.

For the fourth quarter, Class A shares of the Fund declined 16.75% compared to a loss of 25.41% for the S&P 1500 Energy Composite and a loss of 31.27% for the Morningstar Equity Energy category. WTI crude oil declined 37.54% to end the quarter at $45.41 and Brent crude oil declined 34.01% to end the quarter at $53.80. At the end of the fourth quarter, the Brent-WTI differential was $8.39.

In January, crude prices rallied 17.27% to close the first month of 2019 at $54.04. Class A shares of the Fund returned 12.09% in January.

The Fund’s total returns for Class A, C, and I shares were -8.74%*, -9.06%*, and -8.69%*, respectively, for the six months ended January 31, 2019 compared to returns of -3.48%, -17.27%, and -22.66% for the S&P Composite 1500 Index, the S&P Composite 1500 Energy Index, and the Morningstar Equity Energy Category, respectively. The energy sector underperformed the broader market as the price of oil fell over the period. The Fund outperformed its Morningstar category (Energy Equity), primarily driven by an overweight allocation to midstream, an underweight allocation to exploration & production, and an overweight allocation to utilities. Detracting from relative performance was stock selection in midstream.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.48%, 3.22%, and 2.23% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.51%, 1.25%, and 0.25% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05%, 1.80%, and 0.80% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY ENERGIZED DIVIDEND FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended January 31, 2019

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-4.38%	N/A	N/A	N/A	11.68%
Class A With sales charge (5.00%)	-9.18%	N/A	N/A	N/A	9.61%
Class C Without CDSC	-5.07%	N/A	N/A	N/A	10.85%
Class C With CDSC (1.00%)	-5.92%	N/A	N/A	N/A	10.85%
Class I Without sales charge	-4.22%	N/A	N/A	N/A	13.07%
* May 2, 2016 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.48%, 3.22%, and 2.23% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.51%, 1.25%, and 0.25% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05%, 1.80%, and 0.80% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the “Growth & Income Fund” or “Fund”) for the six months ended January 31, 2019. The Fund’s portfolio and related financial statements are presented within for your review.

The third quarter of 2018 saw the S&P 500 Index (“S&P”) return 7.71%. Headlines continued to focus on the risks of trade wars as the U.S. implemented tariffs affecting multiple industries. However, the market shrugged off these concerns as it ticked higher over the quarter. The companies comprising the S&P reported second quarter earnings that grew approximately 25.0% on revenue growth of 9.5%, year-over-year. Of these companies, 80% beat analyst expectations. The U.S. Bureau of Labor Statistics reported that the unemployment rate fell to 3.7% in September, its lowest level since 1969. As expected, the U.S. Federal Reserve (“Fed”) voted to increase the target range for the federal funds rate by 0.25% at its two-day September meeting of the Federal Open Market Committee. The Fed noted that the labor market had continued to strengthen and that economic activity had been rising at a strong rate.

All eleven sectors had positive returns in the third quarter of 2018. There was also a change in S&P sectors over the period as the Telecommunications sector became Communication Services. Along with telecommunication names like AT&T and Verizon, the sector includes names like Facebook, Netflix, and Alphabet (Google). Healthcare was the best performing sector returning 14.47% as Pharmaceuticals and Life Sciences Tools were some of the market’s best performing industries. The Materials sector was the worst performing sector with a return of 0.35%.

The S&P returned -13.52% over the fourth quarter of 2018 as volatility (as measured by the VIX volatility index) jumped higher at the beginning of October and remained at elevated levels throughout the quarter. The VIX spent most of the period between 20 and 30 as fears of trade tensions, slowing global growth, and rising yields caused fear among market participants. The companies comprising the S&P reported third quarter earnings that grew approximately 28.4% on revenue growth of 8.6%, year-over-year. For fourth quarter earnings, ten of the eleven sectors are expected to report year-over-year growth in earnings. Four sectors are projected to report double-digit earnings growth for the coming quarter, led by the Communication Services, Energy, Real Estate, and Materials sectors. The U.S. Bureau of Labor Statistics reported that the unemployment rate rose from 3.7% to 3.9% by the end of the quarter, still near record lows. Once again, the Fed voted to increase the target range for the federal funds rate by 0.25% at its December meeting. The Fed maintained its view that the labor market had continued to strengthen and that economic activity was still rising at a strong rate.

After an impressive third quarter where all eleven sectors had positive returns, the fourth quarter disappointed with only one sector ending positively. The Utilities sector was the lone winner, albeit modestly, with a return of 1.36% as investors sought safety amid market volatility. Energy was by far the worst performer with a return of -23.78%. Oil prices dropped dramatically over the quarter as fears of oversupply spread.

In January 2019, the S&P returned 8.01%, marking the best January performance since 1987. This performance followed the Fed signaling that it would be patient with rate increases and that its next policy move would depend on economic data, implying that it may be near the end of its rate-hike campaign. They also surprised investors by indicating that the unwinding of their near-$4 trillion balance sheet could end sooner than expected. The Fed cited market turbulence as a key consideration for its dovish tone.

The Fund’s total returns for Class A, C, and I shares were -1.45%*, -1.66%*, and -1.32%*, respectively, for the six months ended January 31, 2019 while the S&P returned -3.00%. The Fund is in the Morningstar Large Blend category which returned -3.86% over the same time period. The Fund outperformed the S&P, primarily driven by an underweight allocation to Energy and stock selection in Consumer Discretionary and Healthcare. Detracting from relative performance was stock selection in Financials and Consumer Staples.

The Fund is managed using a blended growth and income investment strategy. The Portfolio Management Team (the “Team”) seeks to invest primarily in domestic common stocks, balancing investments between growth and dividend paying stocks, depending on where we see the best value. The Team also tries to emphasize companies we believe offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.93%, 1.74%, and 1.68% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%, 1.70%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended January 31, 2019

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-1.54%	12.28%	7.89%	11.21%	8.47%
Class A With sales charge (5.00%)	-6.46%	10.38%	6.79%	10.64%	8.24%
Class C Without CDSC	-1.96%	11.57%	N/A	N/A	6.29%
Class C With CDSC (1.00%)	-2.87%	11.57%	N/A	N/A	6.29%
Class I Without sales charge	-1.31%	N/A	N/A	N/A	10.43%
* January 3, 1995 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.93%, 1.74%, and 1.68% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%, 1.70%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the “High Income Fund” or “Fund”) for the six months ended January 31, 2019. The Fund’s portfolio and related financial statements are presented within for your review.

Market Environment

The high-yield market was the best performer among the major asset classes within fixed income before the fourth-quarter sell-off. The sell-off was driven by the macroeconomic concerns surrounding global trade, rising interest rates, falling oil prices and slowing global growth. The high-yield market, in unison with the equity market, has rebounded in January due to dovish remarks from the Federal Reserve and solid fourth-quarter earnings. For the trailing six-month period ending January 31, the high-yield market was up 1.02% (as measured by the ICE BofAML US High Yield Constrained Index). Performance was led by higher-quality credits, as BBs returned 2.32% versus Bs, which returned 0.77%, and CCC’s return of -3.92%. Yields increased 59 basis points (bps) to 6.95% and spreads widened 88 bps to 445 bps. Leading contributors to trailing six-month performance were healthcare, utilities and media, offset by the top detractors, energy, transportation and automotive.

Retail fund flows for the past six months were negative at -$18.4 billion, slightly higher as compared to -$14.7 billion for the same period last year. High-yield new issuance was down almost 60% compared to the same period a year ago, and refinancing activity continued to represent nearly two-thirds of total issuance in the year. Default activity lightened, with the latest trailing 12-month default rate of 1.77% lower by 25 bps in the last six months and higher by 76 bps for the trailing 12-month period.

With a 1.02% return for the last six months, high yield trailed five-year Treasuries (GA05) at 3.42%, U.S. Aggregate (D0A0) at 2.69%, emerging markets (EMCB) at 2.55%, and high-grade credit (C0A0) at 2.25%.

Portfolio Performance and Positioning

For the trailing six-month period ending January 31, 2019, the High Income Fund returned 1.32% (A Class Shares, net of fees), 0.81% (C Class Shares, net of fees), and 1.31% (I Class Shares, net of fees), compared to its benchmark, the Bloomberg Barclays U.S. High Yield Index, which returned 1.08%, and the Morningstar High Yield category’s period return of 0.53%. The Fund’s A Class Shares outperformed the benchmark for the six-month period due to an underweight to oil field services in addition to security selection in the other-REITs (real estate investment trusts) and wireless sectors. Specifically, weightings in VICI Properties, Weatherford International, HCA Healthcare, Bausch Health Companies and Claire’s Stores enhanced performance results in the period. Alternatively, contributions from security selection in the chemicals, retailers and electric sectors hindered performance for the trailing six months. The largest detractors resulted from relative weightings in EP Energy Corp, Neiman Marcus Group, iHeartMedia, Reichhold and Halcon Resources Corp.

Compared to the benchmark at January 31, the Fund was overweight in health care, consumer products and cable satellite due to our view of the relative value opportunities within those sectors. The Fund remained underweight in finance companies, metals and mining and oil field services because we have not found these sectors attractive due to challenging fundamental outlooks or rich valuations. Relative to the benchmark at January 31, the Fund’s yield, spread and duration were all lower than those of the benchmark.

Market Outlook

While global growth has decelerated, it remains supportive of credit fundamentals. Corporate earnings and cash flows remain strong, though are expected to slow from peak levels. Corporate balance sheets remain sound as improved cash flow and modest spending plans keep leverage stable. Defaults are likely to trend lower and remain between 1-2% until economic activity weakens. We also expect an increase in merger-and-acquisition activity, which should be a net positive for high-yield issuers. Technicals are supportive as low net issuance has offset muted demand. Broader-market high-yield spreads and yields are at the wider end of their recent range. Although volatility has increased due to concerns surrounding trade and the longevity of the current profit cycle, we believe the asset class represents attractive value relative to current and expected defaults, as well as other financial assets. Our fundamental research, bottom-up security selection style should allow us to continue to capitalize on market opportunities.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. (“JPMIM”), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.73%, 2.48%, and 1.48% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.89%, 1.64%, and 0.64% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.89%, 1.64%, and 0.64% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended January 31, 2019

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	2.08%	8.43%	4.03%	10.05%	5.21%
Class A With sales charge (4.25%)	-2.30%	6.86%	3.12%	9.58%	4.90%
Class C Without CDSC	1.20%	7.57%	3.23%	9.23%	4.39%
Class C With CDSC (1.00%)	0.23%	7.57%	3.23%	9.23%	4.39%
Class I Without sales charge	2.33%	N/A	N/A	N/A	5.52%
* April 30, 2004 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.73%, 2.48%, and 1.48% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.89%, 1.64%, and 0.64% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.89%, 1.64%, and 0.64% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the “WB/MNA Stock Fund” or “Fund”) for the six months ended January 31, 2019. The Fund’s portfolio and related financial statements are presented within for your review.

The third quarter of 2018 saw the S&P 500 Index (“S&P”) return 7.71%. Headlines continued to focus on the risks of trade wars as the U.S. implemented tariffs affecting multiple industries. However, the market shrugged off these concerns as it ticked higher over the quarter. The companies comprising the S&P reported second quarter earnings that grew approximately 25.0% on revenue growth of 9.5%, year-over-year. Of these companies, 80% beat analyst expectations. The U.S. Bureau of Labor Statistics reported that the unemployment rate fell to 3.7% in September, its lowest level since 1969. As expected, the U.S. Federal Reserve (“Fed”) voted to increase the target range for the federal funds rate by 0.25% at its two-day September meeting of the Federal Open Market Committee. The Fed noted that the labor market had continued to strengthen and that economic activity had been rising at a strong rate.

All eleven sectors had positive returns in the third quarter of 2018. There was also a change in S&P sectors over the period as the Telecommunications sector became the Communication Services sector. Along with telecommunication names like AT&T and Verizon, the sector includes names like Facebook, Netflix, and Alphabet (Google). Healthcare was the best performing sector returning 14.47% as Pharmaceuticals and Life Sciences Tools were some of the market’s best performing industries. The Materials sector was the worst performing sector with a return of 0.35%.

The S&P returned -13.52% over the fourth quarter of 2018 as volatility (as measured by the VIX volatility index) jumped higher at the beginning of October and remained at elevated levels throughout the quarter. The VIX spent most of the period between 20 and 30 as fears of trade tensions, slowing global growth, and rising yields caused fear among market participants. The companies comprising the S&P reported third quarter earnings that grew approximately 28.4% on revenue growth of 8.6%, year-over-year. For fourth quarter earnings, ten of the eleven sectors are expected to report year-over-year growth in earnings. Four sectors are projected to report double-digit earnings growth for the coming quarter, led by the Communication Services, Energy, Real Estate, and Materials sectors. The U.S. Bureau of Labor Statistics reported that the unemployment rate rose from 3.7% to 3.9% by the end of the quarter, still near record lows. Once again, the Fed voted to increase the target range for the federal funds rate by 0.25% at its December meeting. The Fed maintained its view that the labor market had continued to strengthen and that economic activity was still rising at a strong rate.

After an impressive third quarter where all eleven sectors had positive returns, the fourth quarter disappointed with only one sector ending positively. The Utilities sector was the lone winner, albeit modestly, with a return of 1.36% as investors sought safety amid market volatility. Energy was by far the worst performer with a return of -23.78%. Oil prices dropped dramatically over the quarter as fears of oversupply spread.

In January 2019, the S&P returned 8.01%, marking the best January performance since 1987. This performance followed the Fed signaling that it would be patient with rate increases and that its next policy move would depend on economic data, implying that it may be near the end of its rate-hike campaign. They also surprised investors by indicating that the unwinding of their near-$4 trillion balance sheet could end sooner than expected. The Fed cited market turbulence as a key consideration for its dovish tone.

Over the third quarter, oil prices modestly increased as the November deadline for sanctions on Iran began to impact Iranian oil exports. Additionally, OPEC had an unofficial meeting where the cartel decided not to increase production, despite President Trump’s demands. Over the third quarter, every major shale oil basin saw production increase by 5% or more as completion activity accelerated. While production from the Permian Basin increased in line with other basins over the third quarter, the rate of change began to slow as production edged closer to takeaway capacity. The increase in shale production over the third quarter likely put the oil market into a more balanced scenario.

For the third quarter, the Fund returned -1.10% compared to a gain of 0.69% for the S&P 1500 Energy Composite and a gain of 0.35% for the Morningstar Equity Energy category. WTI crude oil increased 4.40% to end the quarter at $73.25 and Brent crude oil increased 5.89% to end the quarter at $82.73. The Brent-WTI differential increased to $9.48 at the end of the third quarter.

Over the fourth quarter, oil prices collapsed as oil production from Saudi Arabia, Russia, and the United States rose rapidly. In September, the crude market was undersupplied and prices were on the rise. U.S. sanctions on Iran were beginning to effect supply as Iranian crude oil exports began to fall. However, Saudi Arabia and Russia began to increase production to offset lost barrels from Iran. Additionally, U.S. shale production surged in the fourth quarter. The result was an estimated one and a half million barrels of oil per day being added to global supply from September to December. This swung the market from being undersupplied to being heavily oversupplied. WTI crude prices fell from $73/barrel to $45/barrel over the fourth quarter. Energy equities followed crude oil down over the quarter, with many energy sub-industries trading down over 30%. The U.S. hit a major milestone in November, becoming the world’s top crude oil producer. Shale oil production rose every month in 2018 and finished the year above eight million barrels per day. While excess supply has put downward pressure on crude prices, capital discipline amongst producers will likely cool shale production growth in 2019. Producers will be rolling out their 2019 capital budgets over the first quarter of the New Year. Investor demands for capital discipline will likely lead to reduced capital expenditures at the producer level. Additionally, 2019 budgets are likely to be set conservatively based on $45-50 crude, which will further pressure production growth. 2019 will also bring lower production from OPEC as the cartel agreed in December to cut oil production beginning in January. We feel lower OPEC production and slower growth from U.S. shale will put a floor on crude prices. However, it will take strong global demand, supply disruptions, or a trade deal between U.S. and China to offer the commodity significant upside in the near future.

For the fourth quarter, the Fund declined 29.82% compared to a loss of 25.41% for the S&P 1500 Energy Composite and a loss of 31.27% for the Morningstar Equity Energy category. WTI crude oil declined 37.54% to end the quarter at $45.41 and Brent crude oil declined 34.01% to end the quarter at $53.80. At the end of the fourth quarter, the Brent-WTI differential was $8.39.

In the month of January, crude prices rallied 17.27% to close January at 54.04. The Fund returned 15.69% in January, 1.80% ahead of the Morningstar Equity Energy category.

The Fund’s total returns for Class A, C, and I shares were -21.85%*, -22.06%*, and -21.57%*, respectively, for the six months ended January 31, 2019, compared to returns of -3.48%, -17.27%, and -22.66% for the S&P Composite 1500 Index, the S&P Composite 1500 Energy Index, and the Morningstar Equity Energy Category, respectively. Aiding relative performance was an overweight allocation to pipelines and oilfield service selection. Detracting from the Fund’s performance relative to its Morningstar category was an overweight allocation to oilfield service and an underweight allocation to integrated oil companies.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management, LLC (“Viking Fund Management”, “VFM”, or the “Adviser”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.49%, 1.99%, and 0.99% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.49%, 1.99%, and 0.99% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended January 31, 2019

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-19.70%	1.80%	-6.89%	5.83%	5.05%
Class A With sales charge (5.00%)	-23.76%	0.07%	-7.85%	5.31%	4.77%
Class C Without CDSC	-20.19%	1.27%	N/A	N/A	-10.00%
Class C With CDSC (1.00%)	-20.98%	1.27%	N/A	N/A	-10.00%
Class I Without sales charge	-19.26%	N/A	N/A	N/A	-2.48%
* April 5, 1999 for Class A; May 1, 2014 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.49%, 1.99%, and 0.99% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.49%, 1.99%, and 0.99% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser. The Fund’s performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS January 31, 2019 (unaudited)

Consumer Staples	22.5%
Energy	14.0%
Utilities	13.9%
Communication Services	11.1%
Financials	10.0%
Industrials	9.1%
Information Technology	6.9%
Health Care	6.2%
Consumer Discretionary	3.7%
Cash Equivalents and Other	1.4%
Materials	1.2%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS January 31, 2019 (unaudited)

	Shares	Fair Value
COMMON STOCKS (98.6%)

Communication Services (11.1%)
AT&T Inc	180,000	$5,410,800
BCE Inc	50,000	2,175,000
Verizon Communications Inc	87,000	4,790,220
Vodafone Group PLC ADR	82,000	1,495,680
		13,871,700
Consumer Discretionary (3.7%)
Genuine Parts Co	12,000	1,197,840
McDonald’s Corp	12,000	2,145,360
Target Corp	17,000	1,241,000
		4,584,200
Consumer Staples (22.5%)
Altria Group Inc	112,000	5,527,200
Coca Cola Co/The	110,000	5,294,300
General Mills Inc	30,000	1,333,200
Kimberly Clark Corp	40,000	4,455,200
Kraft Heinz Co/The	28,000	1,345,680
PepsiCo Inc	24,000	2,704,080
Philip Morris International Inc	37,000	2,838,640
Procter & Gamble Co/The	49,000	4,727,030
		28,225,330
Energy (14.0%)
BP PLC ADR	35,000	1,439,200
Chevron Corp	13,000	1,490,450
Enbridge Inc	55,000	2,014,100
Exxon Mobil Corp	67,000	4,909,760
Kinder Morgan Inc/DE	60,000	1,086,000
Occidental Petroleum Corp	31,000	2,070,180
Pembina Pipeline Corp	18,000	641,160
Royal Dutch Shell PLC ADR	36,000	2,260,800
Sempra Energy	14,000	1,637,720
		17,549,370
Financials (10.0%)
BB&T Corp	24,000	1,171,200
BlackRock Inc	6,300	2,615,004
CME Group Inc	13,000	2,369,640
JPMorgan Chase & Co	23,000	2,380,500
Prudential Financial Inc	28,000	2,579,920
Wells Fargo & Co	28,000	1,369,480
		12,485,744
Health Care (6.2%)
AbbVie Inc	12,000	963,480
Johnson & Johnson	34,000	4,524,720
Merck & Co Inc	16,000	1,190,880
Pfizer Inc	27,000	1,146,150
		7,825,230
Industrials (9.1%)
3M Co	24,500	4,907,350
Illinois Tool Works Inc	18,000	2,471,580
Lockheed Martin Corp	14,000	4,055,660
		11,434,590
Information Technology (6.9%)
Broadcom Inc	10,000	2,682,500
International Business Machines Corp	34,000	4,570,280
Texas Instruments Inc	14,000	1,409,520
		8,662,300
Materials (1.2%)
Air Products & Chemicals Inc	9,000	1,479,510

Utilities (13.9%)
Consolidated Edison Inc	17,000	1,320,050
Dominion Resources Inc/VA	79,000	5,548,960
Duke Energy Corp	46,000	4,037,880
NextEra Energy Inc	18,000	3,221,640
Southern Co/The	28,000	1,360,800
WEC Energy Group Inc	26,000	1,898,780
		17,388,110

TOTAL COMMON STOCKS (COST: $122,735,574)		$123,506,084

OTHER ASSETS LESS LIABILITES (1.4%)		$1,717,166

NET ASSETS (100.0%)		$125,223,250

ADR-American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND

PORTFOLIO MARKET SECTORS January 31, 2019 (unaudited)

Energy	85.0%
Industrials	3.5%
Utilities	3.4%
Cash Equivalents and Other	3.2%
Financials	3.1%
Materials	1.8%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS January 31, 2019 (unaudited)

	Shares	Fair Value
COMMON STOCKS (96.8%)

Energy (85.0%)
AltaGas Ltd	13,500	$138,190
BP PLC ADR	13,500	555,120
Chevron Corp	1,800	206,370
Enbridge Inc	6,000	219,720
Exxon Mobil Corp	2,500	183,200
Gibson Energy Inc	13,500	204,563
Helmerich & Payne Inc	5,000	279,950
Kinder Morgan Inc/DE	15,000	271,500
Occidental Petroleum Corp	3,700	247,086
Pembina Pipeline Corp	6,700	238,654
Royal Dutch Shell PLC ADR	9,500	596,600
Schlumberger Ltd	4,400	194,524
SemGroup Corp	13,000	208,260
TOTAL SA ADR	3,900	213,447
TransCanada Corp	5,000	212,600
Williams Cos Inc/The	22,500	605,925
		4,575,709
Financials (3.1%)
CME Group Inc	900	164,052

Industrials (3.5%)
Covanta Holding Corp	11,500	185,150

Materials (1.8%)
Compass Minerals International Inc	1,900	99,275

Utilities (3.4%)
Entergy Corp	1,300	115,947
Southern Co/The	1,400	68,040
		183,987

TOTAL COMMON STOCKS (COST: $5,635,771)		$5,208,173

OTHER ASSETS LESS LIABILITIES (3.2%)		$173,149

NET ASSETS (100.0%)		$5,381,322

ADR-American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS January 31, 2019 (unaudited)

Information Technology	18.9%
Financials	14.7%
Health Care	13.2%
Industrials	13.0%
Consumer Discretionary	11.0%
Communication Services	9.1%
Consumer Staples	7.2%
Cash Equivalents and Other	6.4%
Utilities	4.9%
Materials	1.6%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS January 31, 2019 (unaudited)

	Shares	Fair Value
COMMON STOCKS (93.6%)

Communication Services (9.1%)
*Alphabet Inc	1,000	$1,125,890
AT&T Inc	36,000	1,082,160
Verizon Communications Inc	10,000	550,600
Walt Disney Co/The	4,000	446,080
		3,204,730
Consumer Discretionary (11.0%)
Best Buy Co Inc	8,000	473,920
Home Depot Inc/The	3,500	642,355
Lowe’s Cos Inc	7,200	692,352
Starbucks Corp	24,000	1,635,360
Target Corp	6,000	438,000
		3,881,987
Consumer Staples (7.2%)
Campbell Soup Co	21,000	744,030
Kimberly Clark Corp	6,500	723,970
PepsiCo Inc	9,500	1,070,365
		2,538,365
Financials (14.7%)
Bank of America Corp	20,000	569,400
BlackRock Inc	2,800	1,162,224
JPMorgan Chase & Co	15,000	1,552,500
PNC Financial Services Group Inc/The	3,000	368,010
S&P Global Inc	3,000	574,950
US Bancorp	19,000	972,040
		5,199,124
Health Care (13.2%)
Becton Dickinson and Co	3,000	748,380
*Biogen Inc	1,000	333,780
*Celgene Corp	5,000	442,300
*Edwards Lifesciences Corp	3,000	511,260
Pfizer Inc	20,000	849,000
Thermo Fisher Scientific Inc	5,000	1,228,350
UnitedHealth Group Inc	2,000	540,400
		4,653,470
Industrials (13.0%)
3M Co	4,500	901,350
Caterpillar Inc	4,500	599,220
Covanta Holding Corp	47,000	756,700
Deere & Co	3,800	623,200
FedEx Corp	2,500	443,925
Ingersoll Rand PLC	6,000	600,240
Waste Management Inc	7,000	669,690
		4,594,325
Information Technology (18.9%)
*Advanced Micro Devices Inc	25,000	610,250
Apple Inc	5,000	832,200
HP Inc	28,000	616,840
Intel Corp	24,000	1,130,880
International Business Machines Corp	6,000	806,520
NVIDIA Corp	2,100	301,875
QUALCOMM Inc	21,000	1,039,920
Visa Inc	10,000	1,350,100
		6,688,585
Materials (1.6%)
Air Products & Chemicals Inc	3,500	575,365

Utilities (4.9%)
ALLETE Inc	9,500	730,930
Exelon Corp	21,000	1,002,960
		1,733,890

TOTAL COMMON STOCKS (COST: $25,629,315)		$33,069,841

OTHER ASSETS AND LIABILITES (6.4%)		$2,242,035

NET ASSETS (100.0%)		$35,311,876

* Non-income producing

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS January 31, 2019 (unaudited)

Consumer Discretionary	26.7%
Communication Services	12.6%
Health Care	12.3%
Energy	11.1%
Industrials	10.0%
Information Technology	7.5%
Materials	6.4%
Cash Equivalents and Other	4.7%
Financials	3.3%
Consumer Staples	3.0%
Real Estate	1.6%
Utilities	0.8%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS January 31, 2019 (unaudited)

	Principal	Fair
	Amount	Value
CORPORATE BONDS (92.6%)

Communication Services (12.6%)
AMC Networks Inc 5.000% 04/01/2024	$55,000	$54,587
*AMC Entertainment Inc 5.750% 06/15/2025	55,000	50,732
AMC Entertainment Holdings Inc 5.875% 11/15/2026	3,000	2,700
CenturyLink Inc 6.750% 12/01/2023	100,000	100,625
CenturyLink Inc 5.625% 04/01/2025	25,000	22,625
CenturyLink Inc 7.500% 04/01/2024	15,000	15,225
DISH Network Corp 3.375% 08/15/2026	50,000	42,475
EP Energy LLC / Everest Acquisition Finance Inc - 144A 9.375% 05/01/2024	130,000	69,225
Frontier Communications Corp 6.875% 01/15/2025	65,000	34,288
Frontier Communications Corp 11.000% 09/15/2025	150,000	96,656
Frontier Communications Corp - 144A 8.500% 04/01/2026	45,000	40,826
GCI Inc 6.750% 06/01/2021	70,000	70,262
TEGNA Inc - 144A 4.875% 09/15/2021	15,000	14,963
TEGNA Inc 6.375% 10/15/2023	65,000	65,975
Gray Escrow Inc - 144A 7.000% 05/15/2027	51,000	52,805
Intelsat Jackson Holdings SA 5.500% 08/01/2023	115,000	104,650
Intelsat Jackson Holdings SA - 144A 8.000% 02/15/2024	20,000	20,825
Intelsat Jackson Holdings SA - 144A 9.750% 07/15/2025	90,000	93,713
Intelsat Jackson Holdings SA - 144A 8.500% 10/15/2024	150,000	151,545
Lamar Media Corp - 144A 5.750% 02/01/2026	95,000	98,382
Level 3 Financing Inc 5.375% 05/01/2025	55,000	54,312
Level 3 Financing Inc 5.375% 01/15/2024	35,000	34,825
Level 3 Communications Inc 5.750% 12/01/2022	55,000	55,000
Live Nation Entertainment Inc - 144A 4.875% 11/01/2024	20,000	19,700
Meredith Corp - 144A 6.875% 02/01/2026	45,000	46,350
CSC Holdings LLC - 144A 10.875% 10/15/2025	184,000	212,095
Netflix Inc - 144A 5.875% 11/15/2028	56,000	56,770
Netflix Inc 4.875% 04/15/2028	65,000	61,831
SFR Group SA - 144A 7.375% 05/01/2026	200,000	192,748
Qwest Capital Funding Inc 7.750% 02/15/2031	35,000	29,487
SBA Communications Corp 4.875% 09/01/2024	50,000	50,063
*Sprint Capital Corp 8.750% 03/15/2032	290,000	318,275
Sprint Corp 7.875% 09/15/2023	325,000	345,313
Sprint Corp 7.125% 06/15/2024	125,000	127,891
Sprint Corp 7.625% 02/15/2025	290,000	303,137
Sprint Corp 7.625% 03/01/2026	15,000	15,581
T Mobile USA Inc 6.500% 01/15/2024	100,000	103,500
T Mobile USA Inc 6.375% 03/01/2025	50,000	51,875
T Mobile USA Inc 6.500% 01/15/2026	115,000	121,613
T Mobile USA Inc 4.500% 02/01/2026	30,000	29,250
T Mobile USA Inc 4.750% 02/01/2028	100,000	95,875
+^(4)T Mobile USA Inc 6.375% 03/01/2025	50,000	0
+^(4)T Mobile USA Inc 6.500% 01/01/2026	115,000	0
+^(4)T Mobile USA Inc 6.500% 01/15/2024	100,000	0
+^(4)T Mobile USA Inc 4.500% 02/01/2026	30,000	0
Telecom Italia Capital SA 6.375% 11/15/2033	75,000	68,100
Telecom Italia Capital SA 6.000% 09/30/2034	20,000	17,406
United States Cellular Corp 6.700% 12/15/2033	80,000	82,400
Windstream Services LLC / Windstream Finance Corp - 144A 9.000% 06/30/2025	236,000	177,000
		3,873,481
Consumer Discretionary (24.9%)
American Axle & Manufacturing Inc 6.625% 10/15/2022	6,000	6,097
Altice Luxembourg SA - 144A 7.750% 05/15/2022	200,000	194,000
American Axle & Manufacturing Inc 6.250% 04/01/2025	65,000	63,212
American Axle & Manufacturing Inc 6.500% 04/01/2027	45,000	43,087
American Axle & Manufacturing Inc 6.250% 03/15/2026	100,000	96,000
Aramark Services Inc - 144A 5.000% 02/01/2028	75,000	73,219
Arch Merger Sub Inc - 144A 8.500% 09/15/2025	125,000	120,000
Alpine Finance Merger Sub LLC - 144A 6.875% 08/01/2025	25,000	25,000
Boyd Gaming Corp 6.875% 05/15/2023	30,000	31,181
Boyd Gaming Corp 6.000% 08/15/2026	35,000	35,000
Boyne USA Inc - 144A 7.250% 05/01/2025	15,000	15,787
CBS Radio Inc - 144A 7.250% 11/01/2024	40,000	37,700
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.375% 05/01/2025	15,000	15,080
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.750% 02/15/2026	165,000	167,475
*CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.875% 04/01/2024	325,000	333,203
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.500% 05/01/2026	90,000	89,775
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.125% 05/01/2027	315,000	304,359
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.000% 02/01/2028	75,000	71,250
Cinemark USA Inc 4.875% 06/01/2023	85,000	84,150
(5)iHeartCommunications Inc 9.000% 03/01/2021	135,000	90,112
Clear Channel Worldwide Holdings Inc 7.625% 03/15/2020	50,000	49,625
Clear Channel Worldwide Holdings Inc 7.625% 03/15/2020	165,000	164,794
Clear Channel Worldwide Holdings Inc 6.500% 11/15/2022	95,000	97,137
*Clear Channel Worldwide Holdings Inc 6.500% 11/15/2022	380,000	388,550
Constellation Merger Sub Inc - 144A 8.500% 09/15/2025	55,000	52,869
Cooper- 144A Standard Automotive Inc - 5.625% 11/15/2026	120,000	108,300
Dana Financing Luxembourg Sarl - 144A 6.500% 06/01/2026	50,000	50,250
*Dana Inc 6.000% 09/15/2023	110,000	111,100
Delphi Jersey Holdings PLC - 144A 5.000% 10/01/2025	115,000	98,613
*DISH DBS Corp 5.875% 07/15/2022	125,000	118,750
DISH DBS Corp 5.000% 03/15/2023	250,000	217,500
DISH DBS Corp 5.875% 11/15/2024	325,000	269,344
DISH DBS Corp 7.750% 07/01/2026	60,000	51,600
Energizer Gamma Acquisition Inc - 144A 6.375% 07/15/2026	25,000	24,313
GLP Capital LP / GLP Financing II Inc 5.250% 06/01/2025	50,000	51,101
GLP Capital LP / GLP Financing II Inc 5.750% 06/01/2028	50,000	52,117
Gates Global LLC / Gates Global Co - 144A 6.000% 07/15/2022	43,000	43,228
General Motors Co 4.875% 10/02/2023	135,000	136,906
Goodyear Tire & Rubber Co/The 5.000% 05/31/2026	15,000	13,777
Hanesbrands Inc - 144A 4.875% 05/15/2026	35,000	33,512
Hilton Domestic Operating Co Inc - 144A 5.125% 05/01/2026	73,000	73,547
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc 6.125% 12/01/2024	75,000	75,938
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.625% 04/01/2025	25,000	24,625
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.875% 04/01/2027	60,000	59,313
Hughes Satellite Systems Corp 6.625% 08/01/2026	10,000	9,625
(5)iHeartCommunications Inc 10.625% 03/15/2023	45,000	30,150
International Game Technology PLC - 144A 6.500% 02/15/2025	200,000	208,160
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp - 144A 6.750% 11/15/2021	105,000	108,413
L Brands Inc 6.750% 07/01/2036	50,000	42,250
LTF Merger Sub Inc - 144A 8.500% 06/15/2023	80,000	81,500
*MGM Resorts International 7.750% 03/15/2022	80,000	86,900
MGM Resorts International 6.000% 03/15/2023	250,000	259,375
MGM Resorts International 4.625% 09/01/2026	10,000	9,400
MGM Resorts International 5.750% 06/15/2025	155,000	155,775
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 4.500% 09/01/2026	15,000	14,212
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 5.625% 05/01/2024	30,000	30,825
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 4.500% 01/15/2028	10,000	9,250
Neiman Marcus Group LTD LLC - 144A 8.000% 10/15/2021	85,000	38,463
Neiman Marcus Group LTD LLC - 144A 8.750% 10/15/2021	172,780	78,183
Marriott Ownership Resorts Inc - 144A 6.500% 09/15/2026	65,000	65,813
Mattel Inc - 144A 6.750% 12/31/2025	130,000	122,850
Nexstar Broadcasting Inc - 144A 6.125% 02/15/2022	15,000	15,113
Nexstar Broadcasting Inc - 144A 5.625% 08/01/2024	35,000	33,863
Nielsen Finance LLC / Nielsen Finance Co - 144A 5.000% 04/15/2022	110,000	109,835
JC Penney Corp Inc 6.375% 10/15/2036	55,000	17,600
PetSmart Inc - 144A 5.875% 06/01/2025	70,000	54,971
PetSmart Inc - 144A 8.875% 06/01/2025	50,000	31,500
*Quebecor Media Inc 5.750% 01/15/2023	125,000	128,750
*RHP Hotel Properties LP / RHP Finance Corp 5.000% 04/15/2021	160,000	160,200
Sabre GLBL Inc - 144A 5.375% 04/15/2023	65,000	65,813
Sabre GLBL Inc - 144A 5.250% 11/15/2023	40,000	40,600
Service Corp International/US 7.500% 04/01/2027	135,000	147,150
Service Corp International/US 5.375% 05/15/2024	15,000	15,319
Sirius XM Radio Inc - 144A 6.000% 07/15/2024	155,000	161,006
Sirius XM Radio Inc - 144A 5.375% 04/15/2025	135,000	136,688
Sirius XM Radio Inc - 144A 5.375% 07/15/2026	40,000	39,650
Sirius XM Radio Inc - 144A 5.000% 08/01/2027	10,000	9,663
Six Flags Entertainment Corp - 144A 4.875% 07/31/2024	20,000	19,800
Stars Group Holdings BV / Stars Group US Co- 144A Borrower LLC - 7.000% 07/15/2026	29,000	29,444
Tempur Sealy International Inc 5.625% 10/15/2023	55,000	54,587
Tempur Sealy International Inc 5.500% 06/15/2026	80,000	76,400
Tenneco Inc 5.000% 07/15/2026	43,000	36,537
Tenneco Inc 5.375% 12/15/2024	35,000	31,675
VICI Properties 1 LLC / VICI FC Inc 8.000% 10/15/2023	109,306	118,050
Videotron Ltd - 144A 5.375% 06/15/2024	40,000	41,776
Videotron Ltd / Videotron Ltee - 144A 5.125% 04/15/2027	50,000	50,125
Vista Outdoor Inc 5.875% 10/01/2023	135,000	124,875
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp - 144A 5.500% 03/01/2025	160,000	155,600
Zayo Group LLC / Zayo Capital Inc 6.375% 05/15/2025	70,000	68,338
Zayo Group LLC / Zayo Capital Inc 6.000% 04/01/2023	65,000	65,325
		7,653,893
Consumer Staples (3.0%)
Albertsons Cos LLC / Safeway Inc / New Albertson’s Inc / Albertson’s LLC 5.750% 03/15/2025	50,000	46,812
Central Garden & Pet Co 6.125% 11/15/2023	50,000	51,125
Central Garden & Pet Co 5.125% 02/01/2028	110,000	102,575
Coty Inc - 144A 6.500% 04/15/2026	100,000	90,000
Energizer Holdings Inc - 144A 7.750% 01/15/2027	30,000	30,910
High Ridge Brands Co - 144A 8.875% 03/15/2025	60,000	25,800
Kronos Acquisition Holdings Inc - 144A 9.000% 08/15/2023	45,000	38,138
POST 5 1/2 03/01/25 - 144A 5.500% 03/01/2025	70,000	69,300
Post Holdings Inc - 144A 5.750% 03/01/2027	10,000	9,798
Post Holdings Inc - 144A 5.625% 01/15/2028	30,000	28,762
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.750% 10/15/2020	140,521	141,055
Rite Aid Corp - 144A 6.125% 04/01/2023	125,000	105,469
Spectrum Brands Inc 6.625% 11/15/2022	25,000	25,625
Spectrum Brands Inc 5.750% 07/15/2025	80,000	78,824
TreeHouse Foods Inc - 144A 6.000% 02/15/2024	75,000	77,055
		921,248
Energy (11.1%)
Antero Resources Corp 5.125% 12/01/2022	95,000	94,881
Antero Resources Corp 5.625% 06/01/2023	15,000	14,962
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.375% 09/15/2024	30,000	29,400
Blue Racer Midstream LLC / Blue Racer Finance Corp - 144A 6.125% 11/15/2022	100,000	101,000
Blue Racer Midstream LLC / Blue Racer Finance Corp - 144A 6.625% 07/15/2026	25,000	24,594
Boardwalk Pipelines LP 5.950% 06/01/2026	40,000	41,081
Calfrac Holdings LP - 144A 8.500% 06/15/2026	40,000	30,000
Carrizo Oil & Gas Inc 6.250% 04/15/2023	35,000	34,562
Carrizo Oil & Gas Inc 8.250% 07/15/2025	20,000	20,600
Cheniere Corpus Christi Holdings LLC 5.125% 06/30/2027	35,000	35,350
Chesapeake Energy Corp 8.000% 01/15/2025	105,000	105,655
Chesapeake Energy Corp 5.500% 09/15/2026	15,000	13,336
Chesapeake Energy Corp 8.000% 06/15/2027	40,000	38,300
Chesapeake Energy Corp 7.500% 10/01/2026	60,000	57,300
Communications Sales & Leasing Inc / CSL Capital LLC - 144A 7.125% 12/15/2024	75,000	66,188
Covey Park Energy LLC / Covey Park Finance Corp - 144A 7.500% 05/15/2025	60,000	55,500
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp 6.250% 04/01/2023	35,000	35,306
DCP Midstream Operating LP 5.375% 07/15/2025	20,000	20,400
Denbury Resources Inc - 144A 9.250% 03/31/2022	103,000	101,198
Diamondback Energy Inc 5.375% 05/31/2025	20,000	20,486
EP Energy LLC / Everest Acquisition Finance Inc - 144A 8.000% 11/29/2024	35,000	28,000
EP Energy LLC / Everest Acquisition Finance Inc - 144A 8.000% 02/15/2025	25,000	12,344
EP Energy LLC / Everest Acquisition Finance Inc - 144A 7.750% 05/15/2026	155,000	142,794
EnLink Midstream Partners LP 4.400% 04/01/2024	75,000	72,000
EnLink Midstream Partners LP 4.850% 07/15/2026	25,000	23,437
GCI Inc 6.875% 04/15/2025	40,000	39,700
Gulfport Energy Corp 6.625% 05/01/2023	10,000	9,906
Gulfport Energy Corp 6.000% 10/15/2024	35,000	32,900
Gulfport Energy Corp 6.375% 05/15/2025	10,000	9,475
Gulfport Energy Corp 6.375% 01/15/2026	10,000	9,300
Halcon Resources Corp 6.750% 02/15/2025	70,000	53,900
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp - 144A 5.625% 02/15/2026	25,000	24,750
Jagged Peak Energy LLC - 144A 5.875% 05/01/2026	30,000	28,950
Laredo Petroleum Inc 5.625% 01/15/2022	39,000	37,635
MEG Energy Corp - 144A 6.375% 01/30/2023	40,000	35,400
MEG Energy Corp - 144A 7.000% 03/31/2024	150,000	132,375
MEG Energy Corp - 144A 6.500% 01/15/2025	75,000	73,688
MPLX LP 4.875% 12/01/2024	30,000	31,280
MPLX LP 4.875% 06/01/2025	25,000	26,026
NGPL PipeCo LLC - 144A 4.375% 08/15/2022	45,000	45,375
NGPL PipeCo LLC - 144A 4.875% 08/15/2027	10,000	9,900
Nabors Industries Inc 5.750% 02/01/2025	60,000	52,200
Newfield Exploration Co 5.750% 01/30/2022	35,000	36,356
Newfield Exploration Co 5.375% 01/01/2026	25,000	25,687
Oasis Petroleum Inc 6.875% 01/15/2023	80,000	79,300
Oasis Petroleum Inc 6.875% 03/15/2022	13,000	12,967
Oasis Petroleum Inc - 144A 6.250% 05/01/2026	70,000	66,413
Parsley Energy LLC / Parsley Finance Corp - 144A 5.375% 01/15/2025	20,000	19,850
Parsley Energy LLC / Parsley Finance Corp - 144A 5.250% 08/15/2025	30,000	29,700
Parsley Energy LLC / Parsley Finance Corp - 144A 5.625% 10/15/2027	25,000	24,781
Precision Drilling Corp 6.500% 12/15/2021	4,735	4,569
Precision Drilling Corp 7.750% 12/15/2023	45,000	42,975
Precision Drilling Corp - 144A 7.125% 01/15/2026	35,000	32,025
Range Resources Corp 4.875% 05/15/2025	50,000	45,125
Range Resources Corp 5.000% 08/15/2022	10,000	9,713
Range Resources Corp 5.000% 03/15/2023	15,000	14,340
SM Energy Co 6.125% 11/15/2022	53,000	53,132
SM Energy Co 5.625% 06/01/2025	30,000	28,650
SM Energy Co 6.625% 01/15/2027	34,000	33,149
Southwestern Energy Co 6.700% 01/23/2025	67,000	64,990
Southwestern Energy Co 7.500% 04/01/2026	25,000	25,688
Southwestern Energy Co 7.750% 10/01/2027	25,000	25,750
Summit Midstream Holdings LLC / Summit Midstream Finance Corp 5.750% 04/15/2025	30,000	28,125
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 5.500% 01/15/2028	70,000	68,226
Targa Resources Partners LP / Targa Resources Partners Finance Corp 4.250% 11/15/2023	10,000	9,675
Targa Resources Partners LP / Targa Resources Partners Finance Corp 6.750% 03/15/2024	120,000	124,800
Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.000% 01/15/2028	35,000	32,878
Targa Resources Partners LP / Targa Resources Partners Finance Corp - 144A 5.875% 04/15/2026	40,000	40,350
Targa Resources Partners LP / Targa Resources Partners Finance Corp - 144A 6.500% 07/15/2027	38,000	39,187
Targa Resources Partners LP / Targa Resources Partners Finance Corp - 144A 6.875% 01/15/2029	38,000	39,542
Tesoro Logistics LP / Tesoro Logistics Finance Corp 6.250% 10/15/2022	11,000	11,275
Tesoro Logistics LP / Tesoro Logistics Finance Corp 6.375% 05/01/2024	25,000	26,000
Tesoro Logistics LP / Tesoro Logistics Finance Corp 5.250% 01/15/2025	25,000	25,289
Transocean Guardian Ltd - 144A 5.875% 01/15/2024	35,910	36,090
Transocean Pontus Ltd - 144A 6.125% 08/01/2025	16,000	16,069
Transocean Inc - 144A 7.500% 01/15/2026	40,000	38,050
Transocean Inc - 144A 7.250% 11/01/2025	40,000	37,800
Weatherford International Ltd 9.875% 02/15/2024	30,000	19,500
Whiting Petroleum Corp 5.750% 03/15/2021	15,000	15,000
Whiting Petroleum Corp 6.250% 04/01/2023	50,000	49,375
Whiting Petroleum Corp 6.625% 01/15/2026	35,000	34,300
WildHorse Resource Development Corp 6.875% 02/01/2025	75,000	75,923
WPX Energy Inc 6.000% 01/15/2022	9,000	9,135
WPX Energy Inc 5.250% 09/15/2024	10,000	9,850
WPX Energy Inc 8.250% 08/01/2023	65,000	72,312
WPX Energy Inc 5.750% 06/01/2026	24,000	23,880
		3,429,225
Financials (3.3%)
Adient Global Holdings Ltd - 144A 4.875% 08/15/2026	40,000	30,000
Ally Financial Inc 4.125% 02/13/2022	105,000	105,394
*Ally Financial Inc 4.625% 05/19/2022	170,000	173,315
Ally Financial Inc 5.750% 11/20/2025	40,000	41,910
PetSmart Inc - 144A 7.125% 03/15/2023	125,000	78,438
(2)(3)Citigroup Inc (ICE LIBOR USD 3 Month + 4.093%), 5.800%, 11/15/2019	35,000	35,175
(2)(3)Citigroup Inc (ICE LIBOR USD 3 Month + 4.059%), 5.875%, 03/27/2020	30,000	30,225
(2)(3)Citigroup Inc (ICE LIBOR USD 3 Month + 3.905%), 5.950%, 05/15/2025	10,000	9,950
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 5.450% 06/15/2023	60,000	62,865
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 6.020% 06/15/2026	75,000	78,447
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 5.875% 06/15/2021	20,000	20,326
Financial & Risk US Holdings Inc - 144A 6.250% 05/15/2026	30,000	29,475
inVentiv Group Holdings Inc/inVentiv Health Inc/inVentiv Health Clinical Inc - 144A 7.500% 10/01/2024	49,000	51,634
MSCI Inc - 144A 5.375% 05/15/2027	35,000	35,525
Nielsen Co Luxembourg SARL/The - 144A 5.500% 10/01/2021	20,000	20,156
UPCB Finance IV Ltd - 144A 5.375% 01/15/2025	200,000	192,500
WMG Acquisition Corp - 144A 5.625% 04/15/2022	12,000	12,120
WMG Acquisition Corp - 144A 4.875% 11/01/2024	10,000	9,800
		1,017,255
Health Care (12.1%)
Care Capital Properties LP 5.125% 08/15/2026	40,000	37,582
Avantor Inc - 144A 6.000% 10/01/2024	70,000	71,575
CHS/Community Health Systems Inc - 144A 8.625% 01/15/2024	40,000	41,200
DJO Finco Inc / DJO Finance LLC / DJO Finance Corp - 144A 8.125% 06/15/2021	155,000	161,076
DaVita Inc 5.125% 07/15/2024	10,000	9,878
DaVita Inc 5.000% 05/01/2025	110,000	105,875
Enterprise Merger Sub Inc - 144A 8.750% 10/15/2026	100,000	91,188
*HCA Inc 5.375% 02/01/2025	565,000	583,187
HCA Inc 5.875% 02/15/2026	185,000	195,175
HCA Inc 5.250% 06/15/2026	65,000	68,209
HCA Inc 5.875% 02/01/2029	29,000	30,378
*HCA Inc 7.500% 02/15/2022	180,000	197,100
HCA Inc 5.375% 09/01/2026	76,000	77,781
HCA Inc 5.625% 09/01/2028	106,000	109,610
HealthSouth Corp 5.750% 11/01/2024	65,000	65,731
HealthSouth Corp 5.750% 09/15/2025	30,000	30,300
Hill- 144A Rom Holdings Inc - 5.750% 09/01/2023	80,000	82,200
Hill- 144A Rom Holdings Inc - 5.000% 02/15/2025	10,000	9,900
Hologic Inc - 144A 4.375% 10/15/2025	35,000	34,374
Kinetic Concepts Inc / KCI USA Inc - 144A 7.875% 02/15/2021	85,000	86,700
Mallinckrodt International Finance SA / Mallinckrodt CB LLC - 144A 5.500% 04/15/2025	45,000	34,875
Mallinckrodt International Finance SA / Mallinckrodt CB LLC - 144A 5.625% 10/15/2023	60,000	50,625
Prestige Brands Inc - 144A 6.375% 03/01/2024	55,000	54,725
Tenet Healthcare Corp 4.500% 04/01/2021	75,000	75,150
*Tenet Healthcare Corp 8.125% 04/01/2022	130,000	136,013
Tenet Healthcare Corp 6.750% 06/15/2023	255,000	250,856
Tenet Healthcare Corp - 144A 7.500% 01/01/2022	25,000	25,975
Tenet Healthcare Corp - 144A 6.250% 02/01/2027	72,000	72,450
21st Century Oncology Inc - 144A 11.000% 05/01/2023	0	0
^RTSX 10.000% 04/30/2023	41,628	33,927
Valeant Pharmaceuticals International Inc - 144A 5.875% 05/15/2023	210,000	205,538
Valeant Pharmaceuticals International Inc - 144A 6.125% 04/15/2025	440,000	415,800
Valeant Pharmaceuticals International Inc - 144A 6.500% 03/15/2022	20,000	20,675
Valeant Pharmaceuticals International Inc - 144A 7.000% 03/15/2024	55,000	57,783
Valeant Pharmaceuticals International Inc - 144A 5.500% 11/01/2025	35,000	34,781
Valeant Pharmaceuticals International Inc - 144A 9.000% 12/15/2025	70,000	74,638
Valeant Pharmaceuticals International Inc - 144A 8.500% 01/31/2027	89,000	93,005
		3,725,835
Industrials (10.0%)
ADT Corp/The 4.125% 06/15/2023	30,000	28,875
ACCO Brands Corp - 144A 5.250% 12/15/2024	75,000	73,313
AECOM 5.875% 10/15/2024	15,000	15,615
AECOM 5.125% 03/15/2027	15,000	14,137
Air Medical Group Holdings Inc - 144A 6.375% 05/15/2023	85,000	73,525
Arconic Inc 5.900% 02/01/2027	80,000	80,200
Allison Transmission Inc - 144A 5.000% 10/01/2024	60,000	59,025
American Woodmark Corp - 144A 4.875% 03/15/2026	60,000	55,650
Ashtead Capital Inc - 144A 4.125% 08/15/2025	200,000	191,000
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 5.250% 03/15/2025	35,000	31,412
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 6.375% 04/01/2024	160,000	158,800
BWX Technologies Inc - 144A 5.375% 07/15/2026	10,000	10,100
Bombardier Inc - 144A 7.500% 03/15/2025	90,000	86,738
CFX Escrow Corp - 144A 6.000% 02/15/2024	10,000	10,000
CFX Escrow Corp - 144A 6.375% 02/15/2026	10,000	10,000
CNH Industrial Capital LLC 4.375% 04/05/2022	40,000	40,252
CD&R Waterworks Merger Sub LLC - 144A 6.125% 08/15/2025	15,000	14,288
Clean Harbors Inc 5.125% 06/01/2021	25,000	24,812
Energizer Holdings Inc - 144A 5.500% 06/15/2025	75,000	71,438
EnPro Industries Inc - 144A 5.750% 10/15/2026	41,000	40,795
Hillman Group Inc/The - 144A 6.375% 07/15/2022	95,000	77,425
Hertz Corp/The 6.250% 10/15/2022	40,000	36,200
Hertz Corp/The - 144A 5.500% 10/15/2024	190,000	155,800
Hertz Corp/The - 144A 7.625% 06/01/2022	90,000	89,577
Herc Rentals Inc - 144A 7.500% 06/01/2022	33,000	34,526
Herc Rentals Inc - 144A 7.750% 06/01/2024	71,000	75,615
Iron Mountain Inc 6.000% 08/15/2023	75,000	76,875
Jeld- 144A Wen Inc - 4.625% 12/15/2025	25,000	22,688
Jeld- 144A Wen Inc - 4.875% 12/15/2027	35,000	30,975
Kratos Defense & Security Solutions Inc - 144A 6.500% 11/30/2025	10,000	10,300
Manitowoc Foodservice Inc 9.500% 02/15/2024	50,000	53,625
Mueller Water Products Inc - 144A 5.500% 06/15/2026	25,000	25,125
NXP BV / NXP Funding LLC - 144A 4.625% 06/01/2023	200,000	203,750
PGT Escrow Issuer Inc - 144A 6.750% 08/01/2026	30,000	30,450
+^(4)Remington Outdoor Com	125,000	0
RBS Global Inc / Rexnord LLC - 144A 4.875% 12/15/2025	20,000	19,300
SPX FLOW Inc - 144A 5.625% 08/15/2024	20,000	19,600
SPX FLOW Inc - 144A 5.875% 08/15/2026	45,000	44,325
Sensata Technologies BV - 144A 4.875% 10/15/2023	180,000	180,450
Standard Industries Inc/NJ - 144A 4.750% 01/15/2028	90,000	81,477
Stevens Holding Co Inc - 144A 6.125% 10/01/2026	25,000	25,260
Terex Corp - 144A 5.625% 02/01/2025	70,000	67,725
TransDigm Inc 6.500% 05/15/2025	50,000	48,500
TriMas Corp - 144A 4.875% 10/15/2025	40,000	38,800
Triumph Group Inc 4.875% 04/01/2021	40,000	37,000
Triumph Group Inc 7.750% 08/15/2025	40,000	34,100
United Rentals North America Inc 5.750% 11/15/2024	35,000	35,875
United Rentals North America Inc 5.875% 09/15/2026	35,000	35,525
United Rentals North America Inc 5.500% 05/15/2027	75,000	73,897
United Rentals North America Inc 4.875% 01/15/2028	60,000	56,925
United Rentals North America Inc 4.625% 10/15/2025	70,000	67,165
United Rentals North America Inc 6.500% 12/15/2026	70,000	72,625
Wabash National Corp - 144A 5.500% 10/01/2025	40,000	36,400
XPO Logistics Inc - 144A 6.500% 06/15/2022	68,000	69,445
XPO Logistics Inc - 144A 6.125% 09/01/2023	20,000	20,312
		3,077,612
Information Technology (7.5%)
*Amkor Technology Inc 6.375% 10/01/2022	115,000	116,150
ACI Worldwide Inc - 144A 5.750% 08/15/2026	49,000	50,544
Anixter Inc 5.500% 03/01/2023	25,000	25,500
Anixter Inc - 144A 6.000% 12/01/2025	30,000	30,750
CDW LLC / CDW Finance Corp 5.000% 09/01/2025	76,000	75,430
Cogent Communications Finance Inc - 144A 5.625% 04/15/2021	90,000	90,450
Cogent Communications Group Inc - 144A 5.375% 03/01/2022	70,000	71,120
CommScope Technologies Finance LLC - 144A 6.000% 06/15/2025	170,000	160,225
Entegris Inc - 144A 4.625% 02/10/2026	55,000	53,350
Equinix Inc 5.375% 01/01/2022	20,000	20,375
Equinix Inc 5.750% 01/01/2025	10,000	10,325
Fair Isaac Corp - 144A 5.250% 05/15/2026	23,000	23,115
First Data Corp - 144A 5.375% 08/15/2023	188,000	191,643
First Data Corp - 144A 5.750% 01/15/2024	370,000	380,406
Gartner Inc - 144A 5.125% 04/01/2025	105,000	104,475
*Infor US Inc 6.500% 05/15/2022	215,000	218,762
Infor Software Parent LLC / Infor Software Parent Inc - 144A 7.125% 05/01/2021	105,000	105,787
Informatica LLC - 144A 7.125% 07/15/2023	95,000	95,238
Magnachip Semiconductor Corp 6.625% 07/15/2021	95,000	90,250
Plantronics Inc - 144A 5.500% 05/31/2023	40,000	38,200
Sabine Pass Liquefaction LLC 6.250% 03/15/2022	100,000	106,552
*Sabine Pass Liquefaction LLC 5.750% 05/15/2024	100,000	107,504
Sabine Pass Liquefaction LLC 5.875% 06/30/2026	15,000	16,253
Sinclair Television Group Inc 6.125% 10/01/2022	105,000	106,837
Sinclair Television Group Inc - 144A 5.625% 08/01/2024	20,000	19,370
Sinclair Television Group Inc - 144A 5.125% 02/15/2027	20,000	18,200
		2,326,811
Materials (5.7%)
Ashland LLC 4.750% 08/15/2022	75,000	75,469
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc - 144A 6.000% 02/15/2025	200,000	194,500
Axalta Coating Systems LLC - 144A 4.875% 08/15/2024	150,000	146,437
BWAY Holding Co - 144A 5.500% 04/15/2024	85,000	83,035
Chemours Co/The 6.625% 05/15/2023	60,000	62,025
Cheniere Corpus Christi Holdings LLC 5.875% 03/31/2025	40,000	42,138
*Freeport McMoRan Inc 3.875% 03/15/2023	150,000	143,437
GCP Applied Technologies Inc - 144A 5.500% 04/15/2026	60,000	59,625
WR Grace & Co- 144A Conn - 5.625% 10/01/2024	10,000	10,400
Greif Inc - 144A 6.500% 03/01/2027	30,000	30,188
Hexion Inc 6.625% 04/15/2020	115,000	91,641
Huntsman International LLC 5.125% 11/15/2022	100,000	103,500
*INEOS Group Holdings SA - 144A 5.625% 08/01/2024	200,000	191,894
NOVA Chemicals Corp - 144A 4.875% 06/01/2024	30,000	28,500
NOVA Chemicals Corp - 144A 5.250% 06/01/2027	70,000	63,875
Novelis Corp - 144A 6.250% 08/15/2024	25,000	25,156
Novelis Corp - 144A 5.875% 09/30/2026	45,000	43,425
Rain CII Carbon LLC / CII Carbon Corp - 144A 7.250% 04/01/2025	75,000	66,422
+^(4)(5)Reichhold Industries Inc - 144A .000% 05/08/2040	97,425	0
Scotts Miracle Gro Co/The 6.000% 10/15/2023	75,000	76,500
Scotts Miracle Gro Co/The 5.250% 12/15/2026	110,000	103,675
Trinseo Materials Operating SCA / Trinseo Materials Finance Inc - 144A 5.375% 09/01/2025	70,000	63,371
Venator Finance S.A R.l. / Venator Materials Corp - 144A 5.750% 07/15/2025	50,000	41,375
		1,746,588
Real Estate (1.6%)
Communications Sales & Leasing Inc / CSL Capital LLC 8.250% 10/15/2023	70,000	64,750
Communications Sales & Leasing Inc / CSL Capital LLC - 144A 6.000% 04/15/2023	30,000	28,425
Corrections Corp of America 4.625% 05/01/2023	103,000	96,563
Corrections Corp of America 5.000% 10/15/2022	25,000	24,125
ESH Hospitality Inc - 144A 5.250% 05/01/2025	25,000	24,715
Equinix Inc 5.875% 01/15/2026	65,000	67,132
GEO Group Inc/The 5.125% 04/01/2023	20,000	18,250
GEO Group Inc/The 5.875% 01/15/2022	75,000	73,031
GEO Group Inc/The 5.875% 10/15/2024	65,000	58,825
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc - 144A 5.750% 02/01/2027	27,000	27,232
		483,048
Utilities (0.8%)
AES Corp/VA 6.000% 05/15/2026	10,000	10,536
AmeriGas Partners LP / AmeriGas Finance Corp 5.875% 08/20/2026	70,000	68,971
AmeriGas Partners LP / AmeriGas Finance Corp 5.500% 05/20/2025	40,000	39,200
Calpine Corp - 144A 5.250% 06/01/2026	30,000	28,500
Dynegy Inc 7.375% 11/01/2022	45,000	46,800
Dynegy Inc 7.625% 11/01/2024	25,000	26,563
NRG Energy Inc 6.625% 01/15/2027	30,000	31,582
		252,152

TOTAL CORPORATE BONDS (COST: $29,243,735)		$28,507,148

COMMON STOCKS (2.3%)
Consumer Discretionary (1.6%)	Shares
(4)Caesars Entertainment Corp	5,031	$45,983
+^(4)Claire’s Stores	58	46,400
VICI Properties, Inc	18,727	403,192
		495,575
Energy (0.0%)
(4)Halcon Resources Corp	6,520	$10,693

Health Care (0.0%)
+^(4)21st Century Oncology Inc	165	$6,105

Industrials (0.0%)
+^(4)Remington Outdoor Co	1,284	$10,567

Material (0.7%)
+^(4)Reichhold Cayman	162	$140,130
+^(4)UCI International Holdings Inc	2,633	51,344
		191,474

TOTAL COMMON STOCK (COST: $842,425)		$714,414

CONVERTIBLE PREFERRED STOCKS (0.4%)
Consumer Discretionary (0.2%)	Shares
+^Claire’s Stores Inc 14.000%	33	$53,625

Health Care (0.2%)
+^(4)RTSX 15.000%	207	$55,890

TOTAL CONVERTIBLE PREFERRED STOCK (COST: $33,400)		$109,515

WARRANTS (0.0%)
Industrials (0.0%)	Shares
+^(4)Jack Cooper Enterprises Inc	175	$0
+^(4)Jack Cooper Enterprises Inc	99	0
+^(4)Remington Outdoor Co	1,295	0
		$0

TOTAL WARRANTS (COST:$0)		$0

TOTAL INVESTMENTS IN SECURITIES (COST: $30,119,560) (95.3%)		$29,331,077
OTHER ASSETS LESS LIABILITIES (4.7%)		$1,442,550

NET ASSETS (100.0%)		$30,773,627

(1) Interest or dividend is paid-in-kind, when applicable. Rate paid in-kind is shown in parenthesis.
(2) Variable rate security. The rates for these securities are as of January 31, 2019.
(3) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(4) Non-income producing security.
(5) Issue is in default.
+ The level 3 assets were a result of unavailable quoted prices from and active market or the unavailability of other significant observable inputs.
*Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases when they occur. As of January 31, 2019 there were no such purchases.
^ Deemed by management to be illiquid security. See note 2. Total market value of illiquid securities amount to $397,988, representing 1.3% of net assets as of January 31, 2019.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A Securities amounts to $13,928,353, representing 45.3% of net assets as of January 31, 2019.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PORTFOLIO MARKET SECTORS January 31, 2019 (unaudited)

Energy	94.6%
Cash Equivalents and Other	2.3%
Materials	1.9%
Utilities	1.2%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS January 31, 2019 (unaudited)

	Shares	Fair Value
COMMON STOCKS (97.7%)

Energy (94.6%)
BP PLC ADR	70,000	$2,878,400
Royal Dutch Shell PLC ADR	80,000	5,024,000
*Apergy Corp	280,000	9,413,600
Archrock Inc	810,000	7,646,400
*Cactus Inc	270,000	8,861,400
*Callon Petroleum Co	370,000	3,011,800
*Cheniere Energy Inc	60,000	3,939,000
Chevron Corp	34,000	3,898,100
*Concho Resources Inc	81,000	9,707,040
*Continental Resources Inc/OK	58,000	2,677,860
Diamondback Energy Inc	96,000	9,899,520
Enbridge Inc	130,000	4,760,600
*Forum Energy Technologies Inc	790,000	3,878,900
Halliburton Co	300,000	9,408,000
*Independence Contract Drilling Inc	520,000	1,778,400
Kinder Morgan Inc/DE	920,000	16,652,000
Liberty Oilfield Services Inc	140,000	2,129,400
Marathon Petroleum Corp	140,000	9,276,400
*NCS Multistage Holdings Inc	65,000	367,900
ONEOK Inc	45,000	2,889,450
*Parsley Energy Inc	350,000	6,503,000
Phillips 66	107,000	10,208,870
Pioneer Natural Resources Co	99,000	14,089,680
*ProPetro Holding Corp	590,000	9,640,600
Schlumberger Ltd	130,000	5,747,300
*Select Energy Services Inc	350,000	2,975,000
SemGroup Corp	290,000	4,645,800
Solaris Oilfield Infrastructure Inc	180,000	2,707,200
Targa Resources Corp	125,000	5,376,250
TransCanada Corp	50,000	2,126,000
Valero Energy Corp	80,000	7,025,600
Williams Cos Inc/The	575,000	15,484,750
*WPX Energy Inc	785,000	9,624,100
TechnipFMC	300,000	6,888,000
		221,140,320
Materials (1.9%)
Westlake Chemical Corp	40,000	2,956,000
LyondellBasell Industries NV	16,000	1,391,520
		4,347,520
Utilities (1.2%)
CenterPoint Energy Inc	45,000	1,391,400
OGE Energy Corp	35,000	1,433,250
		2,824,650

TOTAL COMMON STOCKS (COST: $259,583,222)		$228,312,490

OTHER ASSETS AND LIABILITES (2.3%)		$5,309,038

NET ASSETS (100.0%)		$233,621,528

* Non-income producing

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | January 31, 2019

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
ASSETS
Investments in securities, at cost	$122,735,574	$5,635,771	$25,629,315

Investments in securities, at value	123,506,084	5,208,173	33,069,841
Cash and cash equivalents	1,417,240	180,579	2,241,860
Receivable for Fund shares sold	198,512	4,750	77
Accrued dividends receivable	306,049	4,419	43,399
Accrued interest receivable	875	95	2,969
Receivable from affiliate	61,792	11,736	20,183
Prepaid expenses	13,889	13,466	10,273
Total assets	$125,504,441	$5,423,218	$35,388,602

LIABILITIES
Payable for Fund shares redeemed	$96,932	$28,186	$14,703
Trustees’ fees payable	1,152	50	329
Payable to affiliates	183,107	11,542	51,609
Accrued expenses	0	2,118	10,085
Total liabilities	$281,191	$41,896	$76,726

NET ASSETS	$125,223,250	$5,381,322	$35,311,876

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$122,461,361	$5,947,444	$27,076,299
Accumulated undistributed net realized gain (loss) on investments	1,825,885	(140,792)	771,869
Accumulated undistributed net investment income (loss)	165,494	2,268	23,182
Unrealized appreciation (depreciation) on investments	770,510	(427,598)	7,440,526

NET ASSETS	$125,223,250	$5,381,322	$35,311,876

Net Assets - Class A	$87,138,532	$2,859,912	$33,750,734
Net Assets - Class C	$13,006,028	$315,605	$244,750
Net Assets - Class I	$25,078,690	$2,205,805	$1,316,392
Shares outstanding - Class A	6,580,332	268,339	645,353
Shares outstanding - Class C	988,979	29,701	4,717
Shares outstanding - Class I	1,892,306	206,862	25,178
Net asset value per share - Class A*	$13.24	$10.66	$52.30
Net asset value per share - Class C*	$13.15	$10.63	$51.88
Net asset value per share - Class I	$13.25	$10.66	$52.28
Public offering price per share – Class A (sales charge of 5.00%)	$13.94	$11.22	$55.05

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | January 31, 2019

	High	WB/MNA
	Income	Stock
	Fund	Fund
ASSETS
Investments in securities, at cost	$30,119,560	$259,583,222

Investments in securities, at value	29,331,077	228,312,490
Cash and cash equivalents	1,282,503	4,946,583
Security sales receivable	8,898	2,644,280
Receivable for Fund shares sold	0	22,693
Accrued dividends receivable	1,257	336,450
Accrued interest receivable	501,219	4,787
Receivable from affiliate	23,012	3,766
Prepaid expenses	14,023	9,316
Total assets	$31,161,989	$236,280,365

LIABILITIES
Payable for securities purchased	218,920	1,850,145
Payable for Fund shares redeemed	91,287	344,728
Dividends payable	27,905	0
Trustees’ fees payable	288	2,162
Payable to affiliates	43,363	275,832
Accrued expenses	6,599	185,970
Total liabilities	$388,362	$2,658,837

NET ASSETS	$30,773,627	$233,621,528

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$32,466,913	$414,264,760
Accumulated undistributed net realized gain (loss) on investments	(904,814)	(149,466,712)
Accumulated undistributed net investment income (loss)	11	94,212
Unrealized appreciation (depreciation) on investments	(788,483)	(31,270,732)

NET ASSETS	$30,773,627	$233,621,528

Net Assets - Class A	$23,448,664	$188,299,143
Net Assets - Class C	$4,060,064	$20,922,734
Net Assets - Class I	$3,264,899	$24,399,651
Shares outstanding - Class A	3,103,502	43,265,603
Shares outstanding - Class C	536,211	4,851,257
Shares outstanding - Class I	432,467	5,635,805
Net asset value per share - Class A*	$7.56	$4.35
Net asset value per share - Class C*	$7.57	$4.31
Net asset value per share - Class I	$7.55	$4.33
Public offering price per share – Class A (sales charge of 4.25% and 5.00%, respectively)	$7.90	$4.58

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the six months ended January 31, 2019

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $24,587, $9,695, and $0, respectively)	$2,497,811	$184,285	$416,160
Interest	6,876	647	10,062
Total investment income	$2,504,687	$184,932	$426,222

EXPENSES
Investment advisory fees	$470,289	$26,038	$177,469
Distribution (12b-1) fees - Class A	113,072	3,838	42,865
Distribution (12b-1) fees - Class C	67,182	1,742	0
Transfer agent fees	118,919	12,299	37,994
Administrative service fees	111,984	29,057	49,042
Professional fees	17,469	2,146	5,844
Reports to shareholders	3,730	142	3,492
License, fees, and registrations	16,758	8,090	8,607
Audit fees	9,528	514	2,693
Trustees’ fees	6,385	349	1,806
Transfer agent out-of-pockets	44,180	1,608	4,309
Custodian fees	7,635	1,670	2,911
Legal fees	5,917	301	1,670
Insurance expense	1,445	0	462
Total expenses	$994,493	$87,794	$339,164
Less expenses waived or reimbursed (See Note 7)	(375,006)	(70,069)	(117,961)
Total net expenses	$619,487	$17,725	$221,203

NET INVESTMENT INCOME (LOSS)	$1,885,200	$167,207	$205,019

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$4,155,844	$(13,908)	$1,283,940
Net change in unrealized appreciation (depreciation) of investments	(5,049,105)	(929,447)	(1,952,608)
Net realized and unrealized gain (loss) on investments	$(893,261)	$(943,355)	$(668,668)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$991,939	$(776,148)	$(463,649)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the six months ended January 31, 2019

	High	WB/MNA
	Income	Stock
	Fund	Fund
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $0 and $75,658, respectively)	$11,918	$3,228,272
Interest	945,034	28,295
Total investment income	$956,952	$3,256,567

EXPENSES
Investment advisory fees	$133,602	$719,072
Distribution (12b-1) fees - Class A	29,840	570,878
Distribution (12b-1) fees - Class C	21,916	127,593
Transfer agent fees	24,911	252,016
Administrative service fees	46,202	221,237
Professional fees	5,365	37,931
Reports to shareholders	1,332	60,718
License, fees, and registrations	9,808	24,473
Audit fees	2,394	21,177
Trustees’ fees	1,601	14,448
Transfer agent out-of-pockets	2,348	0
Custodian fees	4,999	31,630
Legal fees	1,490	12,356
Insurance expense	427	9,533
Total expenses	$286,235	$2,103,062
Less expenses waived or reimbursed (See Note 7)	(133,837)	(7,408)
Total net expenses	$152,398	$2,095,654

NET INVESTMENT INCOME (LOSS)	$804,554	$1,160,913

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(33,560)	$(20,470,068)
Net change in unrealized appreciation (depreciation) of investments	(437,713)	(55,436,859)
Net realized and unrealized gain (loss) on investments	$(471,273)	$(75,906,927)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$333,281	$(74,746,014)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the six months ended January 31, 2019

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,885,200	$167,207	$205,019
Net realized gain (loss) from investment transactions	4,155,844	(13,908)	1,283,940
Net change in unrealized appreciation (depreciation) of investments	(5,049,105)	(929,447)	(1,952,608)
Net increase (decrease) in net assets resulting from operations	$991,939	$(776,148)	$(463,649)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(1,346,504)	$(75,744)	$(196,628)
Net investment income - Class C	(149,691)	(7,317)	(1,767)
Net investment income - Class I	(370,398)	(86,830)	(10,181)
Net realized gain on investments - Class A	(5,231,065)	(151,916)	(1,777,625)
Net realized gain on investments - Class C	(786,047)	(17,744)	(11,536)
Net realized gain on investments - Class I	(1,478,165)	(133,688)	(63,987)
Total distributions	$(9,361,870)	$(473,239)	$(2,061,724)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$7,800,767	$701,749	$2,128,499
Proceeds from sale of shares - Class C	737,183	22,320	81,951
Proceeds from sale of shares - Class I	9,239,163	1,116,893	800,813
Proceeds from reinvested dividends - Class A	6,225,178	209,051	1,890,178
Proceeds from reinvested dividends - Class C	879,613	25,061	13,167
Proceeds from reinvested dividends - Class I	1,393,710	207,257	48,421
Cost of shares redeemed - Class A	(16,478,200)	(796,011)	(2,790,763)
Cost of shares redeemed - Class C	(1,732,858)	(47,995)	(31,801)
Cost of shares redeemed - Class I	(5,389,792)	(2,124,315)	(186,926)
Net increase (decrease) in net assets resulting from capital share transactions	$2,674,764	$(685,990)	$1,953,539

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(5,695,167)	$(1,935,377)	$(571,834)
NET ASSETS, BEGINNING OF PERIOD	130,918,417	7,316,699	35,883,710
NET ASSETS, END OF PERIOD	$125,223,250	$5,381,322	$35,311,876

Accumulated undistributed net investment income	$165,494	$2,268	$23,182

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the six months ended January 31, 2019

	High	WB/MNA
	Income	Stock
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$804,554	$1,160,913
Net realized gain (loss) from investment transactions	(33,560)	(20,470,068)
Net change in unrealized appreciation (depreciation) of investments	(437,713)	(55,436,859)
Net increase (decrease) in net assets resulting from operations	$333,281	$(74,746,014)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(620,442)	$(998,223)
Net investment income - Class C	(97,158)	0
Net investment income - Class I	(86,965)	(343,060)
Total distributions	$(804,565)	$(1,341,283)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$2,428,343	$3,988,828
Proceeds from sale of shares - Class C	65,002	441,147
Proceeds from sale of shares - Class I	1,548,473	4,981,290
Proceeds from reinvested dividends - Class A	512,755	950,217
Proceeds from reinvested dividends - Class C	79,053	0
Proceeds from reinvested dividends - Class I	48,734	298,412
Cost of shares redeemed - Class A	(3,245,294)	(39,307,845)
Cost of shares redeemed - Class C	(830,908)	(4,773,390)
Cost of shares redeemed - Class I	(982,020)	(16,318,813)
Net increase (decrease) in net assets resulting from capital share transactions	$(375,862)	$(49,740,154)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(847,146)	$(125,827,451)
NET ASSETS, BEGINNING OF PERIOD	31,620,773	359,448,979
NET ASSETS, END OF PERIOD	$30,773,627	$233,621,528

Accumulated undistributed net investment income	$11	$94,212

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the seven month period ended July 31, 2018

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,294,053	$143,481	$173,837
Net realized gain (loss) from investment transactions	4,841,503	143,364	1,341,077
Net change in unrealized appreciation (depreciation) of investments	(9,825,527)	74,406	448,482
Net increase (decrease) in net assets resulting from operations	$(2,689,971)	$361,251	$1,963,396

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(1,597,686)	$(59,346)	$0
Net investment income - Class C	(186,832)	(6,034)	0
Net investment income - Class I	(361,948)	(73,051)	0
Total distributions	$(2,146,466)	$(138,431)	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$8,645,601	$1,292,753	$1,373,154
Proceeds from sale of shares - Class C	1,493,058	74,667	18,630
Proceeds from sale of shares - Class I	8,677,481	695,596	204,619
Proceeds from reinvested dividends - Class A	1,489,511	53,840	0
Proceeds from reinvested dividends - Class C	165,772	6,034	0
Proceeds from reinvested dividends - Class I	238,028	70,728	0
Cost of shares redeemed - Class A	(22,864,105)	(471,777)	(2,940,040)
Cost of shares redeemed - Class C	(4,212,201)	(6,530)	(60,555)
Cost of shares redeemed - Class I	(7,951,909)	(172,011)	(191,248)
Net increase (decrease) in net assets resulting from capital share transactions	$(14,318,764)	$1,543,300	$(1,595,440)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(19,155,201)	$1,766,120	$367,956
NET ASSETS, BEGINNING OF PERIOD	150,073,618	5,550,579	35,515,754
NET ASSETS, END OF PERIOD	$130,918,417	$7,316,699	$35,883,710

Accumulated undistributed net investment income	$147,587	$5,050	$173,836

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the seven month period ended July 31, 2018

	High	WB/MNA
	Income	Stock
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$923,830	$458,756
Net realized gain (loss) from investment transactions	99,791	34,919,386
Net change in unrealized appreciation (depreciation) of investments	(685,500)	(30,732,891)
Net increase (decrease) in net assets resulting from operations	$338,121	$4,645,251

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(714,035)	$0
Net investment income - Class C	(129,018)	0
Net investment income - Class I	(80,765)	0
Total distributions	$(923,818)	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$1,502,414	$6,502,358
Proceeds from sale of shares - Class C	167,767	1,182,131
Proceeds from sale of shares - Class I	794,636	14,859,450
Proceeds from reinvested dividends - Class A	578,590	0
Proceeds from reinvested dividends - Class C	97,358	0
Proceeds from reinvested dividends - Class I	41,339	0
Cost of shares redeemed - Class A	(2,171,172)	(67,364,312)
Cost of shares redeemed - Class C	(753,110)	(7,390,462)
Cost of shares redeemed - Class I	(674,925)	(30,560,458)
Net increase (decrease) in net assets resulting from capital share transactions	$(417,103)	$(82,771,293)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(1,002,800)	$(78,126,042)
NET ASSETS, BEGINNING OF PERIOD	32,623,573	437,575,021
NET ASSETS, END OF PERIOD	$31,620,773	$359,448,979

Accumulated undistributed net investment income	$12	$458,756

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Year Ended December 31, 2017

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,197,140	$123,892	$359,881
Net realized gain (loss) from investment transactions	7,371,905	138,192	1,348,985
Net change in unrealized appreciation (depreciation) of investments	3,624,853	246,834	4,092,657
Net increase (decrease) in net assets resulting from operations	$15,193,898	$508,918	$5,801,523

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(3,318,503)	$(64,608)	$(352,301)
Net investment income - Class C	(340,432)	(6,374)	(547)
Net investment income - Class I	(538,205)	(52,910)	(8,200)
Net realized gain on investments - Class A	(5,792,431)	(60,024)	(2,029,196)
Net realized gain on investments - Class C	(884,466)	(7,236)	(10,839)
Net realized gain on investments - Class I	(1,125,623)	(79,472)	(38,245)
Total distributions	$(11,999,660)	$(270,624)	$(2,439,328)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$47,417,556	$1,817,688	$2,485,097
Proceeds from sale of shares - Class C	8,292,796	273,560	44,532
Proceeds from sale of shares - Class I	21,959,709	2,299,876	474,307
Proceeds from reinvested dividends - Class A	8,218,352	120,152	2,257,928
Proceeds from reinvested dividends - Class C	1,142,557	11,489	11,184
Proceeds from reinvested dividends - Class I	1,260,766	130,244	36,834
Cost of shares redeemed - Class A	(53,902,467)	(909,317)	(6,387,802)
Cost of shares redeemed - Class C	(2,982,963)	(119,695)	(29,745)
Cost of shares redeemed - Class I	(8,098,852)	(19,151)	(81,337)
Net increase (decrease) in net assets resulting from capital share transactions	$23,307,454	$3,604,846	$(1,189,002)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$26,501,692	$3,843,140	$2,173,193
NET ASSETS, BEGINNING OF PERIOD	123,571,926	1,707,439	33,342,561
NET ASSETS, END OF PERIOD	$150,073,618	$5,550,579	$35,515,754

Accumulated undistributed net investment income	$125,278	$426	$25,820

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Year Ended December 31, 2017

	High	WB/MNA
	Income	Stock
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,505,422	$845,322
Net realized gain (loss) from investment transactions	141,040	(14,327,931)
Net change in unrealized appreciation (depreciation) of investments	458,293	(46,858,694)
Net increase (decrease) in net assets resulting from operations	$2,104,755	$(60,341,303)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(1,198,070)	$(394,224)
Net investment income - Class C	(213,301)	0
Net investment income - Class I	(94,051)	(444,234)
Total distributions	$(1,505,422)	$(838,458)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$1,939,264	$34,155,304
Proceeds from sale of shares - Class C	933,233	4,679,451
Proceeds from sale of shares - Class I	2,508,280	68,161,442
Proceeds from reinvested dividends - Class A	936,421	360,487
Proceeds from reinvested dividends - Class C	168,562	0
Proceeds from reinvested dividends - Class I	46,383	413,209
Cost of shares redeemed - Class A	(4,250,897)	(232,989,380)
Cost of shares redeemed - Class C	(1,097,224)	(14,153,074)
Cost of shares redeemed - Class I	(624,672)	(21,301,549)
Net increase (decrease) in net assets resulting from capital share transactions	$559,350	$(160,674,110)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$1,158,683	$(221,853,871)
NET ASSETS, BEGINNING OF PERIOD	31,464,890	659,428,892
NET ASSETS, END OF PERIOD	$32,623,573	$437,575,021

Accumulated undistributed net investment income	$0	$235,638

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: Organization

The Integrity Funds (the “Trust”) was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of five series (the “Funds”).

Integrity Dividend Harvest Fund (the “Dividend Harvest Fund”), a non-diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Energized Dividend Fund (the “Energized Dividend Fund”), a non-diversified fund, seeks long-term appreciation while providing high current income. Integrity Growth & Income Fund (the “Growth & Income Fund”), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the “High Income Fund”), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective. Williston Basin/Mid-North America Stock Fund (the “WB/MNA Stock Fund”), a diversified fund, seeks to provide long-term growth through capital appreciation.

The Board of Trustees approved, on February 2, 2018, a change to the Funds’ fiscal year-end from December 31 to July 31.

Each Fund in the Trust currently offers Class A, C, and I shares. The Class A shares of Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, High Income Fund, and WB/MNA Stock Fund are sold with an initial sales charge of 5.00%, 5.00%, 5.00%, 4.25%, and 5.00%, respectively, and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. Class I shares are sold without a sales charge or distribution fee. The three classes of shares represent interest in each Fund’s same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Each Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers’ Automated Quotation System. The Funds’ administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds’ investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company’s net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund’s Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the seven months ended July 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the seven months ended, the Funds did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years, which include the current and prior three tax years, are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized using the effective yield method over the lives of the respective securities for financial statement purposes.

Cash and cash equivalents—The Funds consider investments in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable countries’ tax rules and regulations. The Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund will declare and pay dividends from net investment income at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund use the relative net assets method to allocate income, fund-wide expenses, gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Illiquid securities—A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. These securities are valued at fair value as described above. Each Fund intends to hold no more than 15% of its net assets in illiquid securities. Of the illiquid securities listed on the Schedule of Investments, the following securities are considered to be restricted as of January 31, 2019:

High Income Fund	Shares/Principal	Dates Acquired	Cost Basis	Fair Value
21st Century Oncology Inc - Common Stock	165	2/22/18	$66,476	$6,105
RTSX - Convertible Preferred Stock	207	1/12/18	$14,025	$55,890
RTSX - Corporate Bond	$41,628	1/12/18	$41,629	$33,927

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds’ investments as of January 31, 2019:

Dividend Harvest Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$123,506,084	$0	$0	$123,506,084
Total	$123,506,084	$0	$0	$123,506,084

Energized Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$5,208,173	$0	$0	$5,208,173
Total	$5,208,173	$0	$0	$5,208,173

Growth & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$33,069,841	$0	$0	$33,069,841
Total	$33,069,841	$0	$0	$33,069,841

High Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$459,868	$0	$254,546	$714,414
Convertible Preferred Stock	0	0	109,515	109,515
Corporate Bonds	0	28,507,148	0	28,507,148
Total	$459,868	$28,507,148	$364,061	$29,331,077

WB/MNA Stock Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$228,312,490	$0	$0	$228,312,490
Total	$228,312,490	$0	$0	$228,312,490

Please refer to the Schedules of Investments for sector classification. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period, which there were none during the reporting period. The Funds did not hold any derivative instruments at any time during the six months ended January 31, 2019.

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is presented when a Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The changes of the fair value of investments during the six months ended January 31, 2019, for which the Funds have used Level 3 inputs to determine the fair value are as follow:

	Balance as			Amortization/	Change in unrealized	Balance as
High Income Fund	of 7/31/18	Purchases	Sales	accretion	appreciation/depreciation	of 1/31/19
Common Stock	$223,144	$46,000	$0	$0	($14,598)	$254,546
Convertible Preferred Stock	$56,925	$50,267	$0	$0	$2,323	$109,515

					Impact to
					Valuation
	Fair Value		Unobservable	Range/	From Input
Asset Class	at 7/31/18	Valuation Technique	Inputs	Input	Increases
	$140,130	Market Comparable Companies	EBITDA Multiple	6.7x	Increase
	$6,105	Market Comparable Transaction	Broker Quote	$37	Increase
	$51,344	Market Comparable Transaction	Transaction Price	$19.50	Increase
	$10,567	Terms of Conversion	Conversion Price	$8.23	Increase
	$46,400	Market Comparable Transaction	Broker Quote	$800	Increase
Common Stock Total	$254,546
	$53,625	Market Comparable Transaction	Broker Quote	$1,625	Increase
	$55,890	Market Comparable Transaction	Broker Quote	$270	Increase
Convertible Preferred Total	$109,515

Unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in working capital may increase (decrease) the fair value measurement.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended January 31, 2019, were as follows:

	Dividend	Energized	Growth &	High	WB/MNA
	Harvest Fund	Dividend Fund	Income Fund	Income Fund	Stock Fund
Purchases	$28,642,360	$1,611,201	$2,316,112	$5,268,024	$95,922,587
Sales	$33,975,823	$2,694,819	$3,807,781	$4,413,294	$144,223,290

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

Six Months Ended 1/31/19:	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	572,629	61,532	39,912	321,954	886,340
Shares issued from reinvestments	486,116	21,174	38,765	68,108	254,069
Shares redeemed	(1,172,953)	(70,833)	(50,609)	(431,570)	(8,352,225)
Net increase (decrease)	(114,208)	11,873	28,068	(41,508)	(7,211,816)

Class C
Shares sold	54,356	1,869	1,565	8,561	106,885
Shares issued from reinvestments	69,418	2,559	272	10,478	0
Shares redeemed	(125,233)	(4,409)	(575)	(109,543)	(1,021,662)
Net increase (decrease)	(1,459)	19	1,262	(90,504)	(914,777)

Class I
Shares sold	652,761	90,927	14,505	202,922	1,090,792
Shares issued from reinvestments	109,065	20,596	993	6,492	80,218
Shares redeemed	(382,620)	(189,540)	(3,392)	(130,715)	(3,520,741)
Net increase (decrease)	379,206	(78,017)	12,106	78,699	(2,349,731)

Period Ended 7/31/18:	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	615,954	104,610	25,057	196,232	1,200,919
Shares issued from reinvestments	108,521	4,560	0	75,478	0
Shares redeemed	(1,639,522)	(39,373)	(54,421)	(282,308)	(12,655,249)
Net increase (decrease)	(915,047)	69,797	(29,364)	(10,598)	(11,454,330)

Class C
Shares sold	105,864	6,147	339	21,759	219,137
Shares issued from reinvestments	12,148	510	0	12,665	0
Shares redeemed	(301,274)	(544)	(1,096)	(97,742)	(1,386,296)
Net increase (decrease)	(183,262)	6,113	(757)	(63,318)	(1,167,159)

Class I
Shares sold	616,152	56,713	3,729	103,377	2,734,738
Shares issued from reinvestments	17,330	5,976	0	5,395	0
Shares redeemed	(567,341)	(14,100)	(3,560)	(88,167)	(5,828,207)
Net increase (decrease)	66,141	48,589	169	20,605	(3,093,469)

Year Ended 12/31/17:	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	3,235,571	152,980	46,691	248,568	6,270,079
Shares issued from reinvestments	556,988	10,014	42,102	120,018	65,782
Shares redeemed	(3,669,437)	(81,700)	(122,899)	(545,362)	(44,411,374)
Net increase (decrease)	123,122	81,294	(34,106)	(176,776)	(38,075,513)

Class C
Shares sold	570,659	22,657	832	119,496	874,007
Shares issued from reinvestments	77,901	938	209	21,546	0
Shares redeemed	(203,612)	(10,088)	(583)	(140,622)	(2,751,346)
Net increase (decrease)	444,948	13,507	458	420	(1,877,339)

Class I
Shares sold	1,497,044	192,506	9,084	322,665	12,629,137
Shares issued from reinvestments	85,332	10,617	687	5,942	75,541
Shares redeemed	(547,196)	(1,607)	(1,574)	(80,068)	(4,141,731)
Net increase (decrease)	1,035,180	201,516	8,197	248,539	8,562,947

NOTE 6: Income Tax Information

At July 31, 2018, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
	Fund	Fund	Fund	Fund	Fund
Investments at cost	$123,930,546	$6,738,426	$25,837,045	$29,298,112	$330,210,118
Unrealized appreciation	$9,465,487	$566,776	$10,007,199	$753,850	$44,019,657
Unrealized depreciation	(3,663,224)	(70,056)	(614,065)	(1,106,748)	(20,005,075)
Net unrealized appreciation*	$5,802,263	$496,720	$9,393,134	$(352,898)	$24,014,582

*Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Period ended 7/31/18:	Fund	Fund	Fund	Fund	Fund
Ordinary Income	$2,146,466	$138,431	$0	$923,818	$0
Return of Capital	$0	$0	$0	$0	$0

Year ended 12/31/17:
Ordinary Income	$6,843,837	$227,037	$597,288	$1,505,422	$609,684
Capital Gain	5,030,545	43,587	1,816,724	0	0
Return of Capital	$125,278	$0	$25,316	$0	$228,774

Year ended 12/30/16:
Ordinary Income	$2,956,351	$86,083	$475,891	$1,566,635	$778,551
Capital Gain	0	0	275,014	0	0
Return of Capital	$0	$0	$0	$0	$340,285

As of July 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$846,110	$89,520	$251,309	$28,553	$458,756
Undistributed capital gain	4,156,059	63,597	1,263,604	0	0
Accumulated capital and other losses	0	0	0	(869,126)	(128,845,100)
Unrealized appreciation/(depreciation)*	5,802,263	496,720	9,393,134	(352,898)	24,014,582
Total accumulated earnings/(deficit)	$10,804,432	$649,837	$10,908,047	$(1,193,471)	$(104,371,762)

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

The Funds’ capital loss carryforward amounts as of July 31, 2018, are as follows:

	High Income Fund	WB/MNA Stock Fund
Non-expiring short-term losses	$0	$72,687,968
Non-expiring long-term losses	869,126	56,157,132
Total Capital Loss Carryforwards	$869,126	$128,845,100

For the period ended July 31, 2018, the High Income Fund had expired capital loss carryforwards of $794,228, which was reclassified to paid in capital. For the period ended July 31, 2018, High Income Fund and WB/MNA Stock Fund utilized capital loss carryforwards of $100,234 and $35,041,404, respectively. For the period ended July 31, 2018, WB/MNA Stock Fund reclassified $29,526 of net investment income to net realized loss on investment.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management (“VFM”), the Funds’ investment adviser; Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or “IFD”), the Funds’ underwriter and distributor; and Integrity Fund Services, the Funds’ transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor Investors” or “Corridor”), the Funds’ sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the “Advisory Agreement”) provides for fees to be computed at an annual rate of each Fund’s average daily net assets. VFM has also contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions and acquired fund fees and expenses, so that the net annual operating expenses do not exceed a certain rate. After November 29, 2019, the expense limitations may be terminated or revised.

		Contractual Waiver %
	Advisory Fee %	Class A	Class C	Class I
Dividend Harvest Fund	0.75%	0.95%	1.70%	0.70%
Energized Dividend Fund	0.75%	1.05%	1.80%	0.80%
Growth & Income Fund	1.00%	1.25%	2.00%	1.00%
High Income Fund	0.85%	0.89%	1.64%	0.64%
WB/MNA Stock Fund	0.50%	1.50%	2.00%	1.00%

VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary and contractual fee waivers and reimbursements, the Energized Dividend Fund’s actual total expenses for Class A, C, and I were 0.60%, 1.35%, and 0.35%, respectively, of average daily net assets for the six months ended January 31, 2019. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider’s fees before voluntarily or contractually waiving VFM’s management fee. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Six Months Ended 1/31/19			Payable 1/31/19
	Advisory	Waived	Reimb.	Advisory	Waived	Reimb.
Dividend Harvest Fund	$470,289	$375,006	$0	$77,377	$61,792	$0
Energized Dividend Fund	$26,038	$26,038	$44,031	$3,346	$3,346	$8,390
Growth & Income Fund	$177,469	$117,961	$0	$29,302	$20,183	$0
High Income Fund	$133,602	$133,602	$235	$21,966	$21,966	$1,046
WB/MNA Stock Fund	$719,072	$7,408	$0	$96,515	$22,693	$0

IFD serves as the principal underwriter and distributor for the Funds and receives sales charges deducted from Fund share sales proceeds and CDSC from applicable Fund share redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called “Distribution Plan expenses.” The Funds currently pay an annual distribution fee and/or service fee of up to 0.25% (0.50% for WB/MNA Stock Fund) for Class A and 1.00% for Class C of the average daily net assets. Class I shares do not have a 12b-1 plan in place. Certain Officers of the Funds are also Officers and Governors of IFD.

	Six Months Ended 1/31/19			Payable 1/31/19
	Sales Charges	CDSC	Distribution Fees	Distribution Fees
Dividend Harvest Fund - A	$183,473	$0	$113,072	$18,018
Dividend Harvest Fund - C	$0	$1,807	$67,182	$10,631
Energized Dividend Fund - A	$21,368	$0	$3,838	$565
Energized Dividend Fund - C	$0	$0	$1,742	$257
Growth & Income Fund - A	$11,741	$0	$42,865	$7,002
Growth & Income Fund - C	$0	$0	$0	$0
High Income Fund - A	$17,716	$0	$29,840	$4,935
High Income Fund - C	$0	$0	$21,916	$3,398
WB/MNA Stock Fund - A	$92,019	$0	$570,878	$77,447
WB/MNA Stock Fund - C	$0	$800	$127,593	$17,247

IFS acts as the transfer agent for High Income Fund at a monthly variable fee equal to 0.12% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund’s average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. IFS acts as the transfer agent for Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. Sub-transfer agent out-of-pocket expenses are included in the transfer agent fees below and in the transfer agent out-of-pocket balance on the Statements of Operations.

IFS also acts as the Funds’ administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $1,000 per month for each additional share class. Certain Officers of the Funds are also Officers and Governors of IFS.

	Six Months Ended 1/31/19		Payable 1/31/19
	Transfer	Admin.	Transfer	Admin.
	Agency Fees	Service Fees	Agency Fees	Service Fees
Dividend Harvest Fund	$163,099	$111,984	$58,561	$18,520
Energized Dividend Fund	$13,907	$29,057	$2,673	$4,701
Growth & Income Fund	$42,303	$49,042	$7,126	$8,179
High Income Fund	$27,259	$46,202	$5,369	$7,695
WB/MNA Stock Fund	$252,016	$221,237	$53,754	$30,869

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The WB/MNA Stock Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

NOTE 9: Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring disclosure.

INTEGRITY DIVIDEND HARVEST FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Seven
	Months	Months	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	1/31/19+	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$14.24	$14.68	$14.33	$12.23	$12.64	$12.05

Income (loss) from investment operations:
Net investment income (loss)	$0.21	$0.24	$0.41	$0.39	$0.37	$0.36
Net realized and unrealized gain (loss) on investments1	(0.15)	(0.45)	1.16	2.15	(0.24)	1.01
Total from investment operations	$0.06	$(0.21)	$1.57	$2.54	$0.13	$1.37

Less Distributions:
Dividends from net investment income	$(0.21)	$(0.23)	$(0.41)	$(0.39)	$(0.37)	$(0.36)
Distributions from net realized gains	(0.85)	0.00	(0.81)	(0.05)	(0.17)	(0.42)
Total distributions	$(1.06)	$(0.23)	$(1.22)	$(0.44)	$(0.54)	$(0.78)

NET ASSET VALUE, END OF PERIOD	$13.24	$14.24	$14.68	$14.33	$12.23	$12.64

Total Return (excludes any applicable sales charge)	0.72%#	(1.39%)#	11.10%	20.94%	1.12%	11.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$87,139	$95,340	$111,696	$107,275	$43,425	$29,645
Ratio of expenses to average net assets after waivers[2]	0.95%^	0.95%^	0.95%	0.95%	0.85%	0.60%
Ratio of expenses to average net assets before waivers	1.55%^	1.53%^	1.49%	1.55%	1.58%	1.59%
Ratio of net investment income to average net assets[2]	3.04%^	2.92%^	2.88%	3.26%	3.18%	2.98%
Portfolio turnover rate	23.15%#	23.05%#	44.89%	25.56%	38.38%	32.99%

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
+	Unaudited.
#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Seven			Period
	Months	Months	Year	Year	From
	Ended	Ended	Ended	Ended	8/3/15* to
	1/31/19+	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$14.15	$14.59	$14.26	$12.20	$12.54

Income (loss) from investment operations:
Net investment income (loss)	$0.15	$0.17	$0.31	$0.31	$0.18
Net realized and unrealized gain (loss) on investments[1]	(0.15)	(0.44)	1.14	2.11	(0.17)
Total from investment operations	$0.00	$(0.27)	$1.45	$2.42	$0.01

Less Distributions:
Dividends from net investment income	$(0.15)	$(0.17)	$(0.31)	$(0.31)	$(0.18)
Distributions from net realized gains	(0.85)	0.00	(0.81)	(0.05)	(0.17)
Total distributions	$(1.00)	$(0.17)	$(1.12)	$(0.36)	$(0.35)

NET ASSET VALUE, END OF PERIOD	$13.15	$14.15	$14.59	$14.26	$12.20

Total Return (excludes any applicable sales charge)	0.34%#	(1.78%)#	10.26%	20.01%	0.14%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$13,006	$14,014	$17,126	$10,392	$692
Ratio of expenses to average net assets after waivers[2]	1.70%^	1.70%^	1.70%	1.70%	1.70%^
Ratio of expenses to average net assets before waivers	2.30%^	2.28%^	2.24%	2.30%	2.39%^
Ratio of net investment income to average net assets[2]	2.29%^	2.17%^	2.14%	2.40%	2.48%^
Portfolio turnover rate	23.15%#	23.05%#	44.89%	25.56%	38.38%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
+	Unaudited.
#	Not Annualized.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Seven		Period
	Months	Months	Year	From
	Ended	Ended	Ended	8/1/16* to
	1/31/19+	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$14.25	$14.69	$14.34	$13.96

Income (loss) from investment operations:
Net investment income (loss)	$0.23	$0.26	$0.45	$0.22
Net realized and unrealized gain (loss) on investments[1]	(0.15)	(0.46)	1.16	0.43
Total from investment operations	$0.08	$(0.20)	$1.61	$0.65

Less Distributions:
Dividends from net investment income	$(0.23)	$(0.24)	$(0.45)	$(0.22)
Distributions from net realized gains	(0.85)	0.00	(0.81)	(0.05)
Total distributions	$(1.08)	$(0.24)	$(1.26)	$(0.27)

NET ASSET VALUE, END OF PERIOD	$13.25	$14.25	$14.69	$14.34

Total Return (excludes any applicable sales charge)	0.85%#	(1.26%)#	11.37%	4.67%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$25,079	$21,565	$21,252	$5,904
Ratio of expenses to average net assets after waivers[2]	0.70%^	0.70%^	0.70%	0.70%^
Ratio of expenses to average net assets before waivers	1.30%^	1.28%^	1.24%	1.31%^
Ratio of net investment income to average net assets[2]	3.29%^	3.18%^	3.14%	3.22%^
Portfolio turnover rate	23.15%#	23.05%#	44.89%	25.56%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
+	Unaudited.
#	Not Annualized.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Seven		Period
	Months	Months	Year	From
	Ended	Ended	Ended	5/2/16* to
	1/31/19+	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$12.81	$12.43	$11.37	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.29	$0.27	$0.50	$0.34
Net realized and unrealized gain (loss) on investments[1]	(1.51)	0.37	1.42	1.63
Total from investment operations	$(1.22)	$0.64	$1.92	$1.97

Less Distributions:
Dividends from net investment income	$(0.29)	$(0.26)	$(0.50)	$(0.34)
Distributions from net realized gains	(0.64)	0.00	(0.36)	(0.26)
Total distributions	$(0.93)	$(0.26)	$(0.86)	$(0.60)

NET ASSET VALUE, END OF PERIOD	$10.66	$12.81	$12.43	$11.37

Total Return (excludes any applicable sales charge)	(8.74%)#	5.36%#	17.47%	19.96%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,860	$3,286	$2,321	$1,198
Ratio of expenses to average net assets after waivers[2,3]	0.60%^	0.51%^	0.35%	0.17%^
Ratio of expenses to average net assets before waivers	2.65%^	2.48%^	4.49%	8.39%^
Ratio of net investment income to average net assets[2,3]	4.74%^	3.89%^	5.12%	5.13%^
Portfolio turnover rate	24.71%#	13.33%#	60.18%	30.17%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
+	Unaudited.
#	Not Annualized.
*	Commencement of operations.
[3]	The voluntary waiver, based on average net assets, amounted to 0.88%, 0.70%, 0.55%, and 0.45%, for the periods ended 12/30/16, 12/31/17, 7/31/18, and 1/31/19, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Seven		Period
	Months	Months	Year	From
	Ended	Ended	Ended	5/2/16* to
	1/31/19+	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$12.77	$12.40	$11.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.25	$0.22	$0.43	$0.29
Net realized and unrealized gain (loss) on investments[1]	(1.50)	0.37	1.40	1.62
Total from investment operations	$(1.25)	$0.59	$1.83	$1.91

Less Distributions:
Dividends from net investment income	$(0.25)	$(0.22)	$(0.43)	$(0.29)
Distributions from net realized gains	(0.64)	0.00	(0.36)	(0.26)
Total distributions	$(0.89)	$(0.22)	$(0.79)	$(0.55)

NET ASSET VALUE, END OF PERIOD	$10.63	$12.77	$12.40	$11.36

Total Return (excludes any applicable sales charge)	(9.06%)#	4.90%#	16.64%	19.30%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$316	$379	$292	$114
Ratio of expenses to average net assets after waivers[2,3]	1.35%^	1.25%^	1.10%	0.91%^
Ratio of expenses to average net assets before waivers	3.41%^	3.22%^	5.17%	12.55%^
Ratio of net investment income to average net assets[2,3]	3.99%^	3.16%^	5.03%	4.14%^
Portfolio turnover rate	24.71%#	13.33%#	60.18%	30.17%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
+	Unaudited.
#	Not Annualized.
*	Commencement of operations.
[3]	The voluntary waiver, based on average net assets, amounted to 0.88%, 0.70%, 0.55%, and 0.45%, for the periods ended 12/30/16, 12/31/17, 7/31/18, and 1/31/19, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Seven		Period
	Months	Months	Year	From
	Ended	Ended	Ended	8/1/16* to
	1/31/19+	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$12.82	$12.43	$11.37	$9.95

Income (loss) from investment operations:
Net investment income (loss)	$0.31	$0.29	$0.53	$0.27
Net realized and unrealized gain (loss) on investments[1]	(1.52)	0.38	1.42	1.68
Total from investment operations	$(1.21)	$0.67	$1.95	$1.95

Less Distributions:
Dividends from net investment income	$(0.31)	$(0.28)	$(0.53)	$(0.27)
Distributions from net realized gains	(0.64)	0.00	(0.36)	(0.26)
Total distributions	$(0.95)	$(0.28)	$(0.89)	$(0.53)

NET ASSET VALUE, END OF PERIOD	$10.66	$12.82	$12.43	$11.37

Total Return (excludes any applicable sales charge)	(8.69%)#	5.57%#	17.74%	19.80%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,206	$3,651	$2,938	$395
Ratio of expenses to average net assets after waivers[2,3]	0.35%^	0.25%^	0.10%	0.00%^
Ratio of expenses to average net assets before waivers	2.34%^	2.23%^	3.72%	5.54%^
Ratio of net investment income to average net assets[2,3]	4.99%^	4.16%^	11.66%	6.90%^
Portfolio turnover rate	24.71%#	13.33%#	60.18%	30.17%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
+	Unaudited.
#	Not Annualized.
*	Commencement of operations.
[3]	The voluntary waiver, based on average net assets, amounted to 0.88%, 0.70%, 0.55%, and 0.45%, for the periods ended 12/30/16, 12/31/17, 7/31/18, and 1/31/19, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Seven
	Months	Months	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	1/31/19+	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$56.62	$53.51	$48.38	$45.07	$47.03	$49.05

Income (loss) from investment operations:
Net investment income (loss)	$0.32	$0.27	$0.58	$0.71	$0.35	$0.32
Net realized and unrealized gain (loss) on investments[1]	(1.38)	2.84	8.46	3.72	(1.33)	2.71
Total from investment operations	$(1.06)	$3.11	$9.04	$4.43	$(0.98)	$3.03

Less Distributions:
Dividends from net investment income	$(0.32)	$0.00	$(0.58)	$(0.71)	$(0.35)	$(0.32)
Distributions from net realized gains	(2.94)	0.00	(3.33)	(0.41)	(0.63)	(4.73)
Total distributions	$(3.26)	$0.00	$(3.91)	$(1.12)	$(0.98)	$(5.05)

NET ASSET VALUE, END OF PERIOD	$52.30	$56.62	$53.51	$48.38	$45.07	$47.03

Total Return (excludes any applicable sales charge)	(1.45%)#	5.81%#	18.68%	9.81%	(2.10%)	6.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$33,751	$34,948	$34,600	$32,933	$35,689	$36,187
Ratio of expenses to average net assets after waivers[2]	1.25%^	1.25%^	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before waivers	1.92%^	1.93%^	1.95%	1.92%	1.84%	1.80%
Ratio of net investment income to average net assets[2]	1.15%^	0.85%^	1.07%	1.40%	0.77%	0.64%
Portfolio turnover rate	6.85%#	5.99%#	32.42%	50.94%	49.88%	73.25%

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
+	Unaudited.
#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Seven			Period
	Months	Months	Year	Year	From
	Ended	Ended	Ended	Ended	8/3/15* to
	1/31/19+	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$56.45	$53.49	$48.38	$45.01	$49.50

Income (loss) from investment operations:
Net investment income (loss)	$0.45	$0.12	$0.17	$0.37	$0.27
Net realized and unrealized gain (loss) on investments[1]	(1.63)	2.84	8.44	3.78	(3.86)
Total from investment operations	$(1.18)	$2.96	$8.61	$4.15	$(3.59)

Less Distributions:
Dividends from net investment income	$(0.45)	$0.00	$(0.17)	$(0.37)	$(0.27)
Distributions from net realized gains	(2.94)	0.00	(3.33)	(0.41)	(0.63)
Total distributions	$(3.39)	$0.00	$(3.50)	$(0.78)	$(0.90)

NET ASSET VALUE, END OF PERIOD	$51.88	$56.45	$53.49	$48.38	$45.01

Total Return (excludes any applicable sales charge)	(1.66%)#	5.53%#	17.79%	9.18%	(7.25%)#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$245	$195	$225	$182	$168
Ratio of expenses to average net assets after waivers[2]	1.67%^	1.70%^	2.00%	2.00%	2.00%^
Ratio of expenses to average net assets before waivers	1.67%^	1.74%^	2.70%	2.68%	2.66%^
Ratio of net investment income (loss) to average net assets[2]	1.40%^	0.39%^	0.33%	0.64%	(0.01%)^
Portfolio turnover rate	6.85%#	5.99%#	32.42%	50.94%	49.88%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
+	Unaudited.
#	Not Annualized.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Seven		Period
	Months	Months	Year	From
	Ended	Ended	Ended	8/1/16* to
	1/31/19+	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$56.68	$53.49	$48.36	$48.11

Income (loss) from investment operations:
Net investment income (loss)	$0.47	$0.34	$0.72	$0.80
Net realized and unrealized gain (loss) on investments[1]	(1.46)	2.85	8.46	0.66
Total from investment operations	$(0.99)	$3.19	$9.18	$1.46

Less Distributions:
Dividends from net investment income	$(0.47)	$0.00	$(0.72)	$(0.80)
Distributions from net realized gains	(2.94)	0.00	(3.33)	(0.41)
Total distributions	$(3.41)	$0.00	$(4.05)	$(1.21)

NET ASSET VALUE, END OF PERIOD	$52.28	$56.68	$53.49	$48.36

Total Return (excludes any applicable sales charge)	(1.32%)#	5.96%#	18.96%	3.04%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,136	$741	$690	$228
Ratio of expenses to average net assets after waivers[2]	1.00%^	1.00%^	1.00%	1.00%^
Ratio of expenses to average net assets before waivers	1.68%^	1.68%^	1.69%	1.70%^
Ratio of net investment income to average net assets[2]	1.40%^	1.08%^	1.30%	1.50%^
Portfolio turnover rate	6.85%#	5.99%#	32.42%	50.94%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
+	Unaudited.
#	Not Annualized.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Seven
	Months	Months	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	1/31/19+	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$7.66	$7.80	$7.66	$7.03	$7.75	$8.02

Income (loss) from investment operations:
Net investment income (loss)	$0.20	$0.23	$0.37	$0.39	$0.40	$0.42
Net realized and unrealized gain (loss) on investments[1]	(0.10)	(0.14)	0.14	0.63	(0.72)	(0.27)
Total from investment operations	$0.10	$0.09	$0.51	$1.02	$(0.32)	$0.15

Less Distributions:
Dividends from net investment income	$(0.20)	$(0.23)	$(0.37)	$(0.39)	$(0.40)	$(0.42)
Total distributions	$(0.20)	$(0.23)	$(0.37)	$(0.39)	$(0.40)	$(0.42)

NET ASSET VALUE, END OF PERIOD	$7.56	$7.66	$7.80	$7.66	$7.03	$7.75

Total Return (excludes any applicable sales charge)	1.32%#	1.21%#	6.78%	14.90%	(4.43%)	1.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$23,449	$24,099	$24,628	$25,524	$24,338	$28,221
Ratio of expenses to average net assets after waivers[2]	0.89%^	0.89%^	1.13%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers	1.74%^	1.73%^	1.71%	1.72%	1.66%	1.63%
Ratio of net investment income to average net assets[2]	5.20%^	5.18%^	4.80%	5.34%	5.20%	5.25%
Portfolio turnover rate	15.14%#	16.50%#	29.22%	27.61%	40.85%	34.86%

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
+	Unaudited.
#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Seven
	Months	Months	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	1/31/19+	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$7.68	$7.82	$7.68	$7.05	$7.77	$8.04

Income (loss) from investment operations:
Net investment income (loss)	$0.17	$0.20	$0.31	$0.34	$0.34	$0.36
Net realized and unrealized gain (loss) on investments[1]	(0.11)	(0.14)	0.14	0.63	(0.72)	(0.27)
Total from investment operations	$0.06	$0.06	$0.45	$0.97	$(0.38)	$0.09

Less Distributions:
Dividends from net investment income	$(0.17)	$(0.20)	$(0.31)	$(0.34)	$(0.34)	$(0.36)
Total distributions	$(0.17)	$(0.20)	$(0.31)	$(0.34)	$(0.34)	$(0.36)

NET ASSET VALUE, END OF PERIOD	$7.57	$7.68	$7.82	$7.68	$7.05	$7.77

Total Return (excludes any applicable sales charge)	0.81%#	0.78%#	5.98%	14.02%	(5.12%)	1.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$4,060	$4,813	$5,397	$5,293	$5,670	$9,343
Ratio of expenses to average net assets after waivers[2]	1.64%^	1.64%^	1.88%	1.90%	1.90%	1.90%
Ratio of expenses to average net assets before waivers	2.49%^	2.48%^	2.46%	2.47%	2.40%	2.38%
Ratio of net investment income to average net assets[2]	4.45%^	4.43%^	4.03%	4.59%	4.43%	4.51%
Portfolio turnover rate	15.04%#	16.50%#	29.22%	27.61%	40.85%	34.86%

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
+	Unaudited.
#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Seven		Period
	Months	Months	Year	From
	Ended	Ended	Ended	8/1/16* to
	1/31/19+	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$7.66	$7.80	$7.65	$7.52

Income (loss) from investment operations:
Net investment income (loss)	$0.21	$0.24	$0.39	$0.16
Net realized and unrealized gain (loss) on investments[1]	(0.11)	(0.14)	0.15	0.13
Total from investment operations	$0.10	$0.10	$0.54	$0.29

Less Distributions:
Dividends from net investment income	$(0.21)	$(0.24)	$(0.39)	$(0.16)
Total distributions	$(0.21)	$(0.24)	$(0.39)	$(0.16)

NET ASSET VALUE, END OF PERIOD	$7.55	$7.66	$7.80	$7.65

Total Return (excludes any applicable sales charge)	1.31%#	1.36%#	7.19%	3.93%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$3,265	$2,709	$2,598	$648
Ratio of expenses to average net assets after waivers[2]	0.64%^	0.64%^	0.87%	0.90%^
Ratio of expenses to average net assets before waivers	1.49%^	1.48%^	1.46%	1.49%^
Ratio of net investment income to average net assets[2]	5.45%^	5.43%^	5.04%	5.18%^
Portfolio turnover rate	15.04%#	16.50%#	29.22%	27.61%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
+	Unaudited.
#	Not Annualized.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Seven
	Months	Months	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	1/31/19+	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$5.60	$5.48	$5.93	$4.31	$5.80	$6.84

Income (loss) from investment operations:
Net investment income (loss)	$0.02	$0.01	$0.01	$0.01	$0.03	$0.00
Net realized and unrealized gain (loss) on investments[1]	(1.25)	0.11	(0.45)	1.62	(1.49)	(0.78)
Total from investment operations	$(1.23)	$0.12	$(0.44)	$1.63	$(1.46)	$(0.78)

Less Distributions:
Dividends from net investment income	$(0.02)	$0.00	$(0.01)	$(0.01)	$(0.03)	$0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(0.26)
Total distributions	$(0.02)	$0.00	$(0.01)	$(0.01)	$(0.03)	$(0.26)

NET ASSET VALUE, END OF PERIOD	$4.35	$5.60	$5.48	$5.93	$4.31	$5.80

Total Return (excludes any applicable sales charge)	(21.85%)#	2.19%#	(7.48%)	37.82%	(25.16%)	(11.43%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$188,299	$282,793	$339,385	$592,629	$490,052	$757,507
Ratio of expenses to average net assets after waivers[2]	1.47%^	1.49%^	1.47%	1.46%	1.44%	1.39%
Ratio of expenses to average net assets before waivers	1.48%^	1.49%^	1.47%	1.47%	1.44%	1.39%
Ratio of net investment income (loss) to average net assets[2]	0.80%^	0.19%^	0.15%	0.17%	0.52%	(0.02%)
Portfolio turnover rate	34.09%#	43.01%#	41.31%	55.17%	63.76%	67.68%

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
+	Unaudited.
#	Not Annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Seven				Period
	Months	Months	Year	Year	Year	From
	Ended	Ended	Ended	Ended	Ended	5/1/14* to
	1/31/19+	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$5.53	$5.43	$5.89	$4.30	$5.79	$7.45

Income (loss) from investment operations:
Net investment income (loss)	0.00	$(0.01)	$(0.02)	$(0.02)	$0.01	$(0.01)
Net realized and unrealized gain (loss) on investments[1]	(1.22)	0.11	(0.44)	1.61	(1.49)	(1.39)
Total from investment operations	$(1.22)	$0.10	$(0.46)	$1.59	$(1.48)	$(1.40)

Less Distributions:
Dividends from net investment income	0.00	$0.00	$0.00	$0.00	$(0.01)	$0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(0.26)
Total distributions	$0.00	$0.00	$0.00	$0.00	$(0.01)	$(0.26)

NET ASSET VALUE, END OF PERIOD	$4.31	$5.53	$5.43	$5.89	$4.30	$5.79

Total Return (excludes any applicable sales charge)	(22.06%)#	1.84%#	(7.81%)	36.98%	(25.52%)	(18.82%)#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$20,923	$31,899	$37,629	$51,909	$38,170	$30,809
Ratio of expenses to average net assets after waivers[2]	1.97%^	1.99%^	1.97%	1.96%	1.94%	1.89%^
Ratio of expenses to average net assets before waivers	1.97%^	1.99%^	1.97%	1.97%	1.94%	1.89%^
Ratio of net investment income (loss) to average net assets[2]	0.29%^	(0.32%)^	(0.34%)	(0.33%)	0.03%	(0.52%)^
Portfolio turnover rate	34.09%#	43.01%#	41.31%	55.17%	63.76%	67.68%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
+	Unaudited.
#	Not Annualized.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Seven		Period
	Months	Months	Year	From
	Ended	Ended	Ended	8/1/16* to
	1/31/19+	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$5.60	$5.47	$5.92	$4.74

Income (loss) from investment operations:
Net investment income (loss)	$0.05	$0.02	$0.04	$0.03
Net realized and unrealized gain (loss) on investments[1]	(1.27)	0.11	(0.45)	1.19
Total from investment operations	$(1.22)	$0.13	$(0.41)	$1.22

Less Distributions:
Dividends from net investment income	$(0.05)	$0.00	$(0.04)	$(0.03)
Returns of capital	0.00	0.00	0.00	(0.01)
Total distributions	$(0.05)	$0.00	$(0.04)	$(0.04)

NET ASSET VALUE, END OF PERIOD	$4.33	$5.60	$5.47	$5.92

Total Return (excludes any applicable sales charge)	(21.57%)#	2.38%#	(6.92%)	25.66%#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$24,400	$44,757	$60,562	$14,891
Ratio of expenses to average net assets after waivers[2]	0.97%^	0.99%^	0.97%	0.97%^
Ratio of expenses to average net assets before waivers	0.98%^	0.99%^	0.97%	0.97%^
Ratio of net investment income (loss) to average net assets[2]	1.30%^	0.69%^	0.71%	0.67%^
Portfolio turnover rate	34.09%#	43.01%#	41.31%	55.17%#

[1]

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized
+	Unaudited.
#	Not Annualized.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

EXPENSE EXAMPLE (unaudited)

Selected per share data and ratios for the periods indicated As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses
		Account	Account	Paid	Annualized
		Value	Value	During	Expense
		7/31/18	1/31/19	Period*	Ratio
Integrity Dividend Harvest Fund	Actual - Class A	$1,000.00	$1,000.07	$4.79	0.95%
	Actual - Class C	$1,000.00	$1,000.03	$8.57	1.70%
	Actual - Class I	$1,000.00	$1,000.09	$3.53	0.70%
	Hypothetical - Class A	$1,000.00	$1,020.42	$4.84	0.95%
	Hypothetical - Class C	$1,000.00	$1,016.64	$8.64	1.70%
	Hypothetical - Class I	$1,000.00	$1,021.68	$3.57	0.70%
Integrity Energized Dividend Fund	Actual - Class A	$1,000.00	$999.13	$3.02	0.60%
	Actual - Class C	$1,000.00	$999.09	$6.80	1.35%
	Actual - Class I	$1,000.00	$999.13	$1.76	0.35%
	Hypothetical - Class A	$1,000.00	$1,022.18	$3.06	0.60%
	Hypothetical - Class C	$1,000.00	$1,018.40	$6.87	1.35%
	Hypothetical - Class I	$1,000.00	$1,023.44	$1.79	0.35%
Integrity Growth & Income Fund	Actual - Class A	$1,000.00	$999.86	$6.30	1.25%
	Actual - Class C	$1,000.00	$999.83	$8.42	1.67%
	Actual - Class I	$1,000.00	$999.87	$5.04	1.00%
	Hypothetical - Class A	$1,000.00	$1,018.90	$6.36	1.25%
	Hypothetical - Class C	$1,000.00	$1,016.79	$8.49	1.67%
	Hypothetical - Class I	$1,000.00	$1,020.16	$5.09	1.00%
Integrity High Income Fund	Actual - Class A	$1,000.00	$1,000.13	$4.49	0.89%
	Actual - Class C	$1,000.00	$1,000.08	$8.27	1.64%
	Actual - Class I	$1,000.00	$1,000.13	$3.23	0.64%
	Hypothetical - Class A	$1,000.00	$1,020.72	$4.53	0.89%
	Hypothetical - Class C	$1,000.00	$1,016.94	$8.34	1.64%
	Hypothetical - Class I	$1,000.00	$1,021.98	$3.26	0.64%
Williston Basin/Mid-North America Stock Fund	Actual - Class A	$1,000.00	$997.82	$7.40	1.47%
	Actual - Class C	$1,000.00	$997.79	$9.92	1.97%
	Actual - Class I	$1,000.00	$997.84	$4.88	0.97%
	Hypothetical - Class A	$1,000.00	$1,017.80	$7.48	1.47%
	Hypothetical - Class C	$1,000.00	$1,015.27	$10.01	1.97%
	Hypothetical - Class I	$1,000.00	$1,020.32	$4.94	0.97%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 184 days in the one-half year period, and divided by 365 days in the fiscal year (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

At a meeting held on November 2, 2018, the Board of Trustees (the “Board” or the “Trustees”) of the Integrity Funds (the “Trust”), including a majority of the trustees who are not parties to such investment advisory or sub-advisory agreement or “interested persons” of any such party (the “Independent Trustees”), renewed the Investment Advisory Agreement (the “Advisory Agreement”), between the Trust, on behalf of its series (each, a Fund, and together, the “Funds”), and Viking Fund Management, LLC (“Viking” or the “Adviser”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”), between the Adviser and J.P. Morgan Investment Management Inc. (“JPMIM” or the “Sub-Adviser”) with respect to Integrity High Income Fund. The Board considered information received and discussions held at the November 2, 2018 Board meeting and, with respect to the Independent Trustees, discussions held at the October 12, 2018 meeting of the Governance Committee.

In determining whether it was appropriate to renew the Advisory Agreement and the Sub-Advisory Agreement with respect to Integrity High Income Fund, the Trustees requested and reviewed information, provided by the Adviser and Sub-Adviser, that they believed to be reasonably necessary to reach their conclusion. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. In connection with the renewal of the Advisory and Sub-Advisory Agreements for each Fund, the Board reviewed factors set out in judicial decisions and Securities and Exchange Commission disclosure rules relating to the renewal of advisory contracts, which include, but are not limited to, the following:

(a)	the nature, extent and quality of services provided by the Adviser to the Fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the Fund’s investment performance as compared to standardized industry performance data;

(d)	the Adviser’s costs and profitability of furnishing the investment management services to the Fund;

(e)	the extent to which the Adviser realizes economies of scale as the Fund grows larger and whether fee levels reflect these economies of scale for the benefit of fund shareholders;

(f)	an analysis of the rates charged by other investment advisers to similar funds;

(g)	the expense ratios of the Fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the Adviser associated with its relationship with the Fund, including an analysis of so-called “fallout” benefits or indirect profits to the Adviser from its relationship to the Fund.

In evaluating the Adviser’s services and fees, among other information, the Trustees reviewed information concerning the performance of each Fund, the recent financial statements of the Adviser, and the advisory fees and other Fund expenses compared to advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the Funds, the Trustees considered, among other things, the advisory fees, the Funds’ past performance, the nature, extent and quality of the services provided, the profitability of the Adviser and its affiliates that provide services to the Funds (costs and profits from furnishing services to each Fund), and the contractual expense limitations agreed to by the Adviser with respect to Fund expenses. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, skills and capabilities of the Adviser and the representations from the Adviser that the Funds’ portfolio managers will continue to manage each Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Trustees, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Advisory Agreement:

Nature, extent and quality of services. The Board considered that the Adviser currently provides services to 11 funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds to municipal funds. The Board also considered that the Adviser has a strong culture of compliance and provides quality services. The Board noted that the experience and expertise of the Adviser are attributable to the long-term focus on managing investment companies and have the potential to enhance the Funds’ future performance. Based on the information provided, the Board determined that the overall nature, extent and quality of the services provided by the Adviser have historically been, and continue to be, adequate and appropriate.

Investment performance. Upon a review of the total return history and category rankings of each Fund, according to Morningstar data, the Board determined that the performance of each Fund was satisfactory and that each Fund has been meeting its investment objective(s). In this regard, the Board made the following observations:

As of July 31, 2018, the Morningstar risk rating for Class A shares of: (1) Integrity Growth & Income Fund was average for the 3- and 5-year periods and below average for the 10-year period; (2) Williston Basin/Mid-North America Stock Fund was average for the 3-year period and below average for the 5- and 10-year periods; (3) Integrity High Income Fund was above average for the 3-year period, average for the 5-year period, and high for the 10-year period; (4) Integrity Dividend Harvest Fund was low for the 3- and 5-year periods; and (5) Integrity Energized Dividend Fund was not available because the Fund launched on May 2, 2016.

As of July 31, 2018, the Morningstar return rating for Class A shares of: (1) Integrity Growth & Income Fund was below average for the 3-, 5- and 10-year periods; (2) Williston Basin/Mid-North America Stock Fund was average for the 3-year period, above average for the 5-year period, and high for the 10-year period; (3) Integrity High Income Fund was above average for the 3-year period and average for the 5- and 10-year periods; (4) Integrity Dividend Harvest Fund was average for the 3- and 5-year periods; and (5) Integrity Energized Dividend Fund was not available because the Fund launched on May 2, 2016.

As of July 31, 2018, the Fund performance for Class A shares of: (1) Integrity Growth & Income Fund was below its index for the 1-, 3-, 5- and 10-year periods, above its category median for the 1-year period, and below its category median for the 3-, 5- and 10-year periods; (2) Williston Basin/Mid-North America Stock Fund was below its index for the 1- 3- and 5-year periods, and above its index for the 10-year period, below its category median for the 1-and 3-year periods, and above its category median for the 5- and 10-year periods; (3) Integrity High Income Fund was above its index and category median for the 1-, 3-, 5- and 10-year periods; (4) Integrity Dividend Harvest Fund was below its index for the 1-, 3- and 5-year periods, below its category median for the 1-year period, and above its category median for the 3- and 5-year periods; and (5) Integrity Energized Dividend Fund was above its index and category median for the 1-year period.

Profitability. In connection with its review of advisory fees, the Board also considered the profitability to the Adviser and its affiliates of their relationship to the Funds. In this regard, the Board received information regarding the financial condition of the Adviser and the distributor for the calendar year ended December 31, 2017 and the six months ended June 30, 2018. The Board also received Fund-by-Fund profitability information, which included fees and expenses of the Adviser as well as the affiliated distributor and transfer agent. Based on the information provided, the Board concluded that the level of profitability under the Advisory Agreements was not unreasonable in light of the services provided and taking into account fees and expenses of affiliated service providers to the Funds.

Economies of scale. The Board considered whether there were economies of scale with respect to management of the Funds and whether the Funds would benefit from any economies of scale. In this regard, the Board considered information regarding each Fund’s size and that the size of the Fund had not reached an asset level to benefit from economies of scale. The Board also noted that each Fund’s expenses are managed pursuant to a contractual expense limitation. The Board noted a general decline in assets since the last contract renewal, as a result of adverse market developments in connection with the Department of Labor’s fiduciary rule. The Board determined that the advisory fees are structured appropriately based on the size of the Funds.

Analysis of the rates charged by other investment advisers to similar funds. The Board considered that a comparison of the advisory fees charged by the Adviser with respect to the Funds to advisory fees charged by other investment advisers to other funds with a similar investment strategy and size, as compiled by the Adviser, reflected that the fees charged by the Adviser are comparable to those charged by other investment advisers to other similar funds.

Expense ratios of the Fund as compared to data for comparable funds. The Board considered that a comparison of the net annual operating expense for Class A and Class C shares of each Fund to other funds with a similar investment strategy and size, as compiled by the Adviser, reflected that (1) the net operating expense ratio of 0.89% for Class A shares and 1.64% for Class C shares of Integrity High Income Fund is comparable to that of other similar funds; (2) the net operating expense ratio of 1.25% for Class A shares and 2.00% for Class C shares of Integrity Growth & Income Fund is comparable to that of other similar funds; (3) the net operating expense ratio of 0.95% for Class A shares and 1.70% for Class C shares of Integrity Dividend Harvest Fund is comparable to that of other similar funds; (4) the net operating expense ratio of 1.47% for Class A shares and 1.97% for Class C shares of Williston Basin/Mid-North America Stock Fund is comparable to that of other similar funds; and (5) the net operating expense ratio of 1.05% for Class A shares and 1.80% for Class C shares of Integrity Energized Dividend Fund is comparable to that of other similar funds.

Information with respect to all benefits to the Adviser associated with the Fund, including an analysis of so-called “fallout” benefits or indirect profits to the Adviser from its relationship to the Fund. The Board noted that the Adviser and its affiliates do not realize material direct benefits from their relationship to the Funds except for fees earned for services provided. The Board considered that the Adviser uses an internal model to provide services to the Funds and that the Adviser or its affiliates provide most services to the Funds including distribution and transfer agency services. In addition, the Board considered the Adviser’s soft dollar arrangements with respect to securities trading in the Funds (other than Integrity High Income Fund), noting that the Adviser obtains research, security data, analytics and portfolio screening through such arrangements. With respect to Integrity High Income Fund, the Board noted that the Adviser currently engages the Sub-Adviser, and therefore will not benefit from the use of soft dollars. The Board considered the forgoing in reaching its conclusion that the advisory fees are reasonable.

In voting unanimously to renew the Advisory Agreement, the Board did not identify any single factor as being of paramount importance. The Board noted that its discussion in this regard was premised on numerous factors including the nature, extent and quality of the services provided by Viking, Viking’s resources, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. The Board unanimously determined that, after considering all relevant factors, the renewal of the Advisory Agreement is in the best interests of each of the Funds and that the advisory fees are reasonable in light of the nature, extent and quality of services provided by the Adviser.

Sub-Advisory Agreement with JPMIM

In determining whether it was appropriate to renew the Sub-Advisory Agreement between the Adviser and JPMIM with respect to Integrity High Income Fund, the Trustees requested and reviewed information, provided by JPMIM, that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Trustees, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Sub-Advisory Agreement:

Nature, extent and quality of services. In reviewing the Sub-Advisory Agreement, the Board considered the nature, extent and quality of services provided by JPMIM. In this regard, the Board considered that, under the Sub-Advisory Agreement, JPMIM is responsible for investment decision-making, brokerage and execution, risk management and compliance, while the Adviser is responsible for regulatory filings, proxy voting, marketing and distribution, and risk management and compliance oversight. The Board noted the history and investment experience of JPMIM and reviewed the qualifications, background and responsibilities of its portfolio managers and certain other relevant personnel. The Board considered JPMIM’s significant expertise in managing high yield corporate bond portfolios and investment style. The Board also considered the reputation and resources of JPMIM. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by JPMIM are satisfactory.

Analysis of the rates charged by Sub-Adviser to similar funds. The Board considered that a comparison of the sub-advisory fees paid to JPMIM as compared to fees paid by other similar funds and accounts sub-advised by JPMIM reflected that the fees charged by the Sub-Adviser to the Fund are comparable to those charged by the Sub-Adviser to other similar funds and accounts. Based on the information provided, the Board concluded that the sub-advisory fees are reasonable in light of the nature, extent and quality of services provided by the Sub-Adviser.

Profitability. The Board received and considered financial statements of JPMIM. The Board considered that JPMIM was part of a large global organization and that the revenues from its relationship with the Fund constituted a relatively small portion of its overall revenues. Accordingly, the Board determined that the profitability to JPMIM was not a material factor in its consideration and it evaluated profitability at the overall Fund level.

Information with respect to all benefits to the Sub-Adviser associated with the Fund, including an analysis of so-called “fallout” benefits or indirect profits to the Sub-Adviser from its relationship to the Fund. The Board noted that the Sub-Adviser does not realize material direct benefits from its relationship to the Fund except for fees earned for services provided as sub-adviser. The Board also considered that the Sub-Adviser does not participate in soft dollar arrangements from securities trading in the Fund or receive other indirect benefits from its relationship with the Fund. The Board considered the foregoing in reaching its conclusion that the sub-advisory fees are reasonable.

In voting unanimously to renew the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, extent and quality of the services provided by JPMIM, JPMIM’s resources, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. The Trustees unanimously determined that, after considering all relevant factors, the renewal of the Sub-Advisory Agreement is in the best interests of the Fund and that the sub-advisory fees are reasonable in light of the nature, extent and quality of services provided by the Sub-Adviser.

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds’ website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds’ website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Equity Funds

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Williston Basin/Mid-North America Stock Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

Oklahoma Municipal Fund

Viking Tax-Free Fund for Montana

Viking Tax-Free Fund for North Dakota

Item 2. CODE OF ETHICS.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on Form N-CSR.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	The registrant’s code of ethics filed pursuant to Item 2 of the N-CSR is filed with the registrant’s annual N-CSR.

	(2)	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

April 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

April 8, 2019

By: /s/ Adam Forthun
Adam Forthun
Treasurer

April 8, 2019